UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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THE SPENDSMART PAYMENTS COMPANY

(Name of Registrant as Specified in Its Charter)

Not Applicable

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THE SPENDSMART PAYMENTS COMPANY

2680 Berkshire Parkway, Suite 130

Des Moines, Iowa 50325

NOTICE OF 2014 ANNUAL MEETING OF stockholders

Dear Stockholders:

The 2014 Annual Meeting of Stockholders of The SpendSmart Payments Company (the “Company”) will be held at 1425 RXR Plaza, East Tower, 15th Floor, Uniondale, New York 11556, at 11:30 am, Eastern Time, on June 16, 2014, for the following purposes:

1.	To elect nine (9) Directors to the Board of Directors to serve until the 2015 Annual Meeting of Stockholders;

2.	To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accountants for the Company for the fiscal year ending September 30, 2014;

3.	To approve a non-binding advisory resolution supporting the compensation of our named executive officers;

4.	To approve a non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation;

5.	To approve an Amendment to The SpendSmart Payments Company 2013 Equity Incentive Plan (the “2013 Plan”);

6.	To approve a proposal to authorize the Company to re-incorporate in the State of Delaware and to authorize the officers of the Company to take all actions incident thereto;

7.	To approve a change to the Company’s Articles of Incorporation changing the name of the Company from “The SpendSmart Payments Company” to “SpendSmart Networks, Inc.” (the “Name Change”); and

8.	To transact such other business as may properly come before the meeting.

All stockholders are invited to attend the meeting.  Stockholders of record at the close of business on April 23, 2014, the record date fixed by the Board of Directors (the “Record Date”), are entitled to notice of, and to vote at, the meeting.  Representation at the meeting in person or by proxy of at least one-third of all outstanding shares of Common Stock is required to constitute a quorum. A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 2680 Berkshire Parkway, Suite 130, Des Moines Iowa 50325.

Your vote at the meeting is very important to us regardless of the number of shares you own. Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope. Returning a proxy card will not deprive you of your right to attend the annual meeting and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy card issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD JUNE 16, 2014:

We are using the Securities and Exchange Commission rule that allows companies to furnish proxy materials over the internet. The proxy materials consist of our official notice of meeting, the proxy statement and our 2013 Annual Report. We believe this electronic proxy process will expedite stockholders’ receipt of proxy materials, conserve valuable natural resources and reduce the Company's costs of printing and distributing proxy materials. THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDING SEPTEMBER 30, 2014 IS AVAILABLE AT www.proxyvote.com.  You may provide your consent through the internet at www.proxyvote.com

By Order of the Board of Directors
/s/JOSEPH PROTO
Chairman

Des Moines, Iowa

May ____, 2014

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THE SPENDSMART PAYMENTS COMPANY

2680 Berkshire Parkway, Suite 130

Des Moines, Iowa 50325

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of The SpendSmart Payments Company (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at RXR Plaza, East Tower, 15th Floor, Uniondale, New York 11556, Eastern Time, on June 16, 2014, at 11:30 am EST, and any adjournment thereof.

The Company is furnishing proxy materials over the internet pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”). The notice provides instructions on accessing the proxy materials and submitting your proxy on-line. The notice also provides instructions for requesting paper copies of the proxy materials, which are available free of charge. This proxy material is being made available, and the notice relating to the availability of such material, will be mailed to stockholders commencing on or about May ___, 2014. You may provide your consent through the internet at www.proxyvote.com

You have four voting options:

•	Internet: You can vote over the internet at the internet address shown on your proxy card. Internet voting is available 24 hours a day. If you have access to the internet, we encourage you to vote this way. If you vote over the internet, do not return your proxy card.

•	Telephone: You can vote by calling the toll-free telephone number on your proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone, do not return your proxy card.

•	Proxy Card: You can vote by signing, dating and mailing your proxy card in the postage-paid envelope provided.

•	Vote in Person: You can attend the meeting and vote in person.

VOTING SECURITIES; PROXIES

The Company will bear the cost of solicitation of proxies.  In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by fax, electronic means and by telephone.  In addition to mailing copies of this material to stockholders, the Company may request persons who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies. The Company will reimburse stockholders for their expenses in connection therewith,

One-third of the outstanding shares of the Company’s common stock, par value $0.001 per share, as well as the holders of the Company’s Series C Preferred Stock on an as-converted-basis (collectively the “Common Stock”), present in person or represented by proxy, shall constitute a quorum at the Annual Meeting.  At the close of business on April 23, 2014, there were 32,844,851 shares of Common Stock outstanding on an as-converted basis (inclusive of 4,299,081 shares of Series C Preferred Stock issued and outstanding, representing 17,196,324 shares of Common Stock) and eligible for voting at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting.  Only stockholders of record at the close of business on April 23, 2014, are entitled to notice of, and to vote at, the Annual Meeting.

The approval of a plurality of the outstanding shares of Common Stock (including the Company’s Series C Preferred Stock on an as-converted-basis) present in person or represented by proxy at the Annual Meeting is required for the election of the nominees as directors. The approval of the majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for (i) the ratification of EisnerAmper LLP as the independent registered public accountants for the Company for the year ended September 30, 2014; (ii) the approval of the Amendment to the 2013 Equity Incentive Plan of the Company. (iii) the approval of the non-binding advisory resolution supporting the compensation of our named executive officers; (iv) the approval of the non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation; and (v) to approve a change to the Company’s Articles of Incorporation changing the name of the Company from “The SpendSmart Payments Company” to “SpendSmart Networks, Inc.” For the approval of the proposal to authorize the Company to re-incorporate in the State of Delaware, the approval of the majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for adoption.

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The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting.  Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld.  Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes are counted to determine whether a quorum is present at the meeting but are not counted as a vote in favor of or against a particular matter. A "broker non-vote" occurs when a holder of record for a beneficial owner does not vote on a particular matter because the holder of record does not have discretionary voting power as to that item and has not received voting instructions from the beneficial owner. Broker non-votes will not affect the outcome of any of the routine matters to be voted upon at the Annual Meeting.  A “broker non-vote” occurs when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of NASDAQ, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, election of directors (even if not consented) and matters that relate to executive compensation.

All shares of Common Stock represented by properly executed proxies that are returned and not revoked will be voted in accordance with the instructions, if any, given therein.  If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board’s nominees for director, FOR the ratification of the appointment of EisnerAmper LLP, FOR the non-binding advisory resolution supporting the compensation of our named executive officers, ONE YEAR for the non-binding advisory resolution regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation, and in accordance with the proxy-holder’s best judgment as to any other matters raised at the Annual Meeting, FOR the Amendment to the 2013 Equity Incentive Plan of the Company, FOR the proposal to authorize the Company to re-incorporate in the State of Delaware and FOR the proposal to change the Company’s name from “The SpendSmart Payments Company” to “SpendSmart Networks, Inc.”

Revocability of Proxy

A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the Annual Meeting and taking appropriate steps to vote in person.

No Dissenter’s Rights

Under Colorado law, stockholders are not entitled to dissenter’s rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.

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PROPOSAL I

ELECTION OF DIRECTORS

The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is duly elected and qualified.  On December 23, 2011, our stockholders approved a change to our Articles of Incorporation, which was approved by our Board, which amended our bylaws to provide that the number of directors of the Company shall be no less than one (1) and no greater than eleven (11).  Currently, the number of directors is nine (9).  The Company has nominated nine (9) persons consisting of Alex Minicucci, Joseph Proto, William Hernandez, Isaac Blech, Cary Sucoff, Patrick M. Kolenik, Jerold Rubinstein, Ka Cheong Christopher Leong and Michael R. McCoy, each a current director, for re-election to the Board of Directors.  Proxies cannot be voted for a greater number of persons than the number of nominees named.

The persons named in the accompanying proxy card intend to vote for the election of the nominees listed herein as directors, unless the stockholder indicates to the contrary on the proxy card.  Each nominee has consented to serve if elected.  The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

The following table sets forth certain information with respect to the nominees and executive officers of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to the section of this Proxy entitled, “Security Ownership of Certain Beneficial Owners and Management,” for information pertaining to stock ownership by the nominees and executive officers of the Company.

Name	Age	Independent	Position
Alex Minicucci	35	No	Chief Executive Officer, Director
William Hernandez	56	No	President, Director
Isaac Blech	63	Yes	Director
Joseph Proto	57	Yes	Chairman
Cary Sucoff	61	Yes	Director
Patrick M. Kolenik	62	Yes	Director
Ka Cheong Christopher Leong	71	Yes	Director
Jerold Rubinstein	75	Yes	Director
Michael R. McCoy	53	No	Director
David Horin	44	n/a	Chief Financial Officer

Biographical Information

Alex Minicucci has been our Chief Executive Officer and Director since February 11, 2014. Mr. Minicucci is a serial entrepreneur with almost two decades of experience in web, ecommerce, and mobile marketing. In November 2008, Mr. Minicucci founded SMS Masterminds, subsequently earning several recognitions such as Top 20 under 40 Entrepreneur in 2013. Mr. Minicucci served as the Chief Executive Officer of SMS Masterminds until February 11, 2014. From 2006 to 2008, he served as Chief Operating Officer of TechXpress, Inc., a managed services IT firm. Between 2000 and 2003, Mr. Minicucci built and sold one of the nation’s largest virtual tour providers, USA Virtual Tours, to MediaNews Group. In the late 1990’s, Mr. Minicucci started and ran one of the first web development firms in central California, TooPhat.com, Inc., focused on next generation web development combined with interactive 3D environments. Mr. Minicucci is an Eagle Scout and active mentor to business students at Cal Poly San Luis Obispo.

Mr. William Hernandez has been the President of the Company since November 12, 2012 and was elected to the Board of Directors on January 8, 2013. Mr. Hernandez brings more than 30 years of experience in the global financial services, payments, transaction processing, card network, and brokerage industries.  Mr. Hernandez was President & CEO and founder/owner of Conifer Consulting Group LLC.  Mr. Hernandez previously held the position of Executive Vice President at Epana/Unidos Financial a telecommunications and financial services company delivering relevant products to the Hispanic community in the US and Mexico.  Mr. Hernandez also held the position of Executive Vice President of First Data Corporation managing the US Card Strategic Financial Services supporting card processing and output services for clients such as American Express, Discover Financial, HSBC.  During his 7+ years at MasterCard International, Mr. Hernandez was a Senior Vice President of the Americas, managing the major US-based financial institutions nationally.  Prior to MasterCard, he was employed by Citibank for 11 years, where he held various international executive positions where he spearheaded global consumer banking and consumer card products, services and access channel for Citibank’s businesses in the United States, Latin America, Europe and Asia.  Mr. Hernandez also held executive positions at Financial Guaranty Insurance Co., Shearson American Express and Manufacturers Hanover Trust Company. Mr Hernandez received his Bachelor's degree in Business and Commerce from Rider University.

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Mr. Isaac Blech was appointed to the Board of Directors on March 10, 2011.  He currently serves on the Board of Directors of ContraFect Corporation, a biotechnology company specializing in novel methods to treat infectious disease and Medgenics, Inc., a company that has developed a novel technology for the manufacture and delivery of therapeutic proteins. Mr. Blech is Vice Chairman of Cerecor, Inc., a biopharmaceutical company focused on activity in the human brain; Mr. Blech is Vice Chairman of Premier Alliance Group, Inc., a company in the cyber security, energy and financial consulting field; Mr. Blech is Vice Chairman of Edge Therapeutics, Inc., a company developing new treatments for brain trauma and other indications; Mr. Blech is Vice Chairman of Centrexion Corporation, a biotechnology company in the field of pain control; Mr. Blech is Vice Chairman of RestorGenex Corporation, a biotechnology company specializing in dermatology, optometry and women’s health. Previously, Mr. Blech established a number of well-known companies primarily focused in biotechnology including Celgene Corporation, ICOS Corporation, Pathogenesis Corporation, Nova Pharmaceutical Corporation and Genetic Systems Corporation.

Mr. Joseph Proto was appointed to our Board of Directors on January 25, 2012 and was appointed Chairman of the Board of Directors on November 28, 2013. Mr. Proto is a seasoned and successful senior executive and entrepreneur with three decades in the financial technology industry. Since 2008, Mr. Proto is the Chairman and Chief Executive Officer of Transactis, Inc., a leading electronic billing and payments company serving the vast small/middle markets through financial institutions and strategic partnerships. He founded REMITCO in 1995, a remittance processing company where he also served as CEO for 11 years, which grew to 1 billion payments a year and was acquired in 2000 by First Data Corp. In 1984, Mr. Proto also co-founded Financial Telesis (CashFlex), a payment processor serving 65 of the top 100 banks in the U.S., which was acquired by CoreStates/Wachovia in 1992 and is now a part of Wells Fargo. In 2004, Mr. Proto co-founded Windham Ventures, an investment company focusing on digital health technology and life sciences companies, where he currently serves as a founding partner.

Mr. Cary Sucoff was appointed to our Board of Directors on May 23, 2011. Cary W. Sucoff has over 30 years of securities industry experience encompassing supervisory, banking and sales responsibilities. Mr. Sucoff currently owns and operates Equity Source Partners, LLC an advisory and consulting firm. Mr. Sucoff currently serves on the following Boards of Directors: ContraFect Corporation, Cerecor, Inc. and Premier Alliance Group, Inc. In addition, Mr. Sucoff serves as a consultant to Medgenics, Inc. and RestorGenex. Mr. Sucoff is the President of New England Law/Boston, has been a member of the Board of Trustees for over 25 years and is the current Chairman of the Endowment Committee. Mr. Sucoff received a B.A. from SUNY Binghamton (1974) and a J.D. from New England School of Law (1977) where he was the Managing Editor of the Law Review and graduated Magna Cum Laude. Mr. Sucoff has been a member of the Bar of the State of New York since 1978.

Mr. Patrick M. Kolenik was appointed to our Board of Directors on August 30, 2011. Mr. Kolenik has over forty years of securities industry experience. Mr. Kolenik was the Chief Executive Officer of Sherwood Securities Corp. where he was involved with more than 200 successful public and private financings. Since 2003, Mr. Kolenik has been a consultant to both public and private companies through his company PK Advisors. Mr. Kolenik currently serves on the Board of Directors of Premier Alliance Group, Inc., a public company that provides business and technology consulting services. Mr. Kolenik has advised our Company since May 2009 in the area of investment banking and capital markets.

Dr. Ka Cheong Christopher Leong was appointed to our board on October 29, 2012. Dr. Leong, based in Singapore and Hong Kong, is a co-founder and the President of Transpac Capital, a venture capital firm based in Singapore. Transpac was formed in 1989 through the amalgamation of Techno-Ventures Hong Kong, which Dr. Leong co-founded in 1986, and Transtech Capital Management of Singapore, both pioneers of venture capital in their respective countries. Prior to his venture capital career, Dr. Leong was the CEO of Amoy Canning Corporation Limited, a food and packaging conglomerate listed on the stock exchange of Hong Kong. Prior to Amoy he founded Convenience Foods Limited in Hong Kong, which he sold to RJR Nabisco. Prior to his industrial career, Dr. Leong was a Senior Scientist at American Science and Engineering in Cambridge, MA. Dr. Leong has been a chairman of the Hong Kong Venture Capital Association, and is one of the founding inductees to the Singapore Venture Capital Hall of Fame in 2010 for his pioneering work in venture capital. Dr. Leong obtained a BS and a PhD degree from Massachusetts Institute of Technology, Cambridge, MA.

Mr. Jerold Rubinstein was appointed to our board on October 1, 2013. Mr. Rubinstein currently serves as the chair of our audit committee. Mr. Rubinstein served as the Chairman of the Board of RestorGenex from June 28, 2012 until November 1, 2013, CEO of RestorGenex until March 5, 2014 and as a director since April 2011. Mr. Rubinstein has served as the chairman of the audit committee of CKE Restaurants, the parent company of Carl’s Jr. Restaurants and Hardees Restaurants since June 2005. Since 1990, Mr. Rubinstein also serves as the non-executive chairman of US Global investors Inc., a mutual fund advisory company. From 2008 to 2010, Mr. Rubinstein served as a director of Alta Holdings. Mr. Rubinstein has started and sold many companies over the years, including Bel Air Savings and Loan and DMX, a cable and satellite music distribution company. Mr. Rubinstein started and sold XTRA Music Ltd., a satellite and cable music distribution company in Europe. Most recently Mr. Rubinstein consults with and serves on 3 early stage development companies. Mr. Rubinstein is both a CPA and attorney.

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Mr. Michael R. McCoy has been a Director from September 19, 2011 and previously served as our Chief Executive Officer. Formerly President, Consumer Credit Cards at Wells Fargo, Mr. McCoy was responsible for the overall business and strategic direction of this business unit, directing a staff of over 4,000 individuals and managing a customer base of over 8.5 million with over $20 billion in credit card balances. A recognized leader in the financial services industry, Mr. McCoy previously served in a number of executive positions at Wells Fargo, having served as group Senior Vice President, Strategy and Business Development for Wells Fargo Financial, where he led the Retail Sales Finance and Insurance Services businesses and directed Marketing for the Wells Fargo Financial enterprise. He also served as Executive Vice President, Human Resources and Communications for the Home and Consumer Finance Group, which included Leadership Development, Learning and Development, Compensation, Recruiting and Corporate Sponsorships. Prior to joining Wells Fargo in January 2001, Mr. McCoy led several national distribution organizations within the financial services sector, including serving as general manager for ING’s Financial Institution Division and at American Express, where he was chief marketing officer and senior vice president for American Enterprise Life. Mr. McCoy, as the recent former President of the Consumer Credit Cards business unit at Wells Fargo, was responsible for a business with numerous similarities to our Company’s prepaid card business. Mr. McCoy serves on numerous Boards within his community including the United Way. He earned his bachelor’s degree in business management at Missouri State University.

We believe that the nominees for our Board of Directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.  As more specifically described in such person’s individual biographies set forth above, the directors possess relevant and industry-specific experience and knowledge, which we believe enhances the Board’s ability to oversee, evaluate and direct our overall corporate strategy.

David Horin has served as our Chief Financial Officer since October 28, 2013. Mr. Horin is currently the President of Chord Advisors, LLC, an advisory firm that provides targeted financial solutions to public (small-cap and mid-cap) and private small and mid-sized companies. From March 2008 to June 2012, Mr. Horin was the Chief Financial Officer of Rodman & Renshaw Capital Group, Inc., a full-service investment bank dedicated to providing corporate finance, strategic advisory, sales and trading and related services to public and private companies across multiple sectors and regions. From March 2003 through March 2008, Mr. Horin was the Managing Director of Accounting Policy and Financial Reporting at Jefferies Group, Inc,, a full-service global investment bank and institutional securities firm focused on growth and middle-market companies and their investors. Prior to his employment at Jefferies Group, Inc., from 2000 to 2003, Mr. Horin was a Senior Manager in KPMG’s Department of Professional Practice in New York, where he advised firm members and clients on technical accounting and risk management matters for a variety of public, international and early growth stage entities. Mr. Horin has a Bachelor of Science degree in Accounting from Baruch College, City University of New York. Mr. Horin is also a Certified Public Accountant.

There are currently no family relationships among any of the directors or executive officers of the Company. The Company’s executive officers serve in such capacity at the pleasure of the board.

Stockholder Vote Required

Election of each director requires a plurality of the votes of the shares of Common Stock present in person or requested by proxy at the meeting and entitled to vote on the election of directors.

The Board of Directors recommends a vote “FOR” the election of each of the nominees for election to the Board of Directors named above.

Corporate Governance

The business and affairs of the company are managed under the direction of our board. In the fiscal year ended September 30, 2013, we held five special board meetings. Each of our directors has attended all meetings either in person or via telephone conference.

Stockholders may contact the Board by mail addressed to the entire Board, or to one or more individual directors, at 2680 Berkshire Parkway, Suite 130, Des Moines, Iowa 50325, Attn: Secretary. All communications directed to the Board or individual directors in this manner will be relayed to the intended recipients.

Committees of the Board of Directors

The Board has established an Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee to assist it in the discharge of its responsibilities.  The principal responsibilities of each committee and the members of each committee are described below.  Actions taken by any committee of the Board are reported to the Board.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee held three (3) meetings during the fiscal year ended September 30, 2013. The Committee currently consists of Messrs. McCoy, Blech, Proto, Kolenik and Sucoff. Mr. McCoy serves as the Chair of the Nominating and Corporate Governance Committee. Messrs. Blech, Proto, Kolenik and Sucoff are independent as such term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market listing standards. The Committee evaluates the appropriate size of the Board, recommends a change in the composition of members of the Board to reflect the needs of the business, interviews prospective candidates and formally proposes the slate of directors to be elected at each Annual Meeting of Stockholders. A copy of the Nominating and Corporate Governance Committee’s charter is available at upon request to any stockholder of the Company.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Nominating and Corporate Governance Committee focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above.  The Nominating and Corporate Governance Committee annually reviews and makes recommendations regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements.

The Nominating and Corporate Governance Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our stockholders. The Nominating and Corporate Governance Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of the SEC, the business, scientific or engineering experience currently desired on the Board, geography, the nominee’s industry experience, and the nominee’s general ability to enhance the overall composition of the Board.

Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

•	Broad experience; diversity,
•	Judgment, skill, and integrity,
•	Understanding of the Company’s business environment,
•	Experience with businesses and other organizations of comparable size,
•	Ability to make independent analytical inquiries,
•	The interplay of the candidate’s experience with the experience of other Board members,
•	The extent to which the candidate would be a desirable addition to the Board and any committees of the Board,
•	Willingness to devote adequate time to the Board, and
•	Whether a particular candidate is independent under the NASDAQ Stock market listing standards.

The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate’s name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of The SpendSmart Payments Company, 2680 Berkshire Parkway, Suite 130, Des Moines, Iowa 50325. A written statement from the candidate consenting to being named as a candidate and, if nominated and elected, to serve as a director, must accompany any stockholder recommendation. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, as well as compensation awarded pursuant to the Company’s Plans. Our Compensation Committee currently consists of non-executive members of the Board, Messrs. Blech, Kolenik and Proto, each of whom is independent as such term is defined in Rule 5605(a)(2) of the NASDAQ Stock Market listing standards. Mr. Proto serves as the Chair of the Compensation Committee. As of the fiscal year ended September 30, 2013, Messrs. Blech and Proto were the only members of the Compensation Committee. Decisions concerning compensation matters are to be made by the Board of Directors based upon recommendations of the compensation committee and members of our executive management team.

The Compensation Committee held three (3) meetings during the fiscal year ended September 30, 2013. The Committee makes recommendations to the Board as to the salary of the Chief Executive Officer, sets the salaries of the other elected officers and reviews salaries of certain other senior executives.  It grants incentive compensation to elected officers and other senior executives and reviews guidelines for the administration of the Company’s incentive programs.  The Compensation Committee also reviews and approves or makes recommendations to the Board on any proposed plan or program which would benefit primarily the senior executive group.  The Compensation Committee also reviews and approves financial measures and targets for annual incentive plans under employment agreements for the three senior executive officers of the Company.

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Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is responsible for determining the compensation of executive officers of the Company, as well as compensation awarded pursuant to the Company’s Plans.

No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

Audit Committee

The Audit Committee currently consists of the following members of the Board: Messrs. Rubinstein, Sucoff and Kolenik. Upon his appointment to the Board of Directors on October 1, 2013, Jerold Rubinstein was named the chair of the Audit Committee.

The Board annually reviews the NASDAQ Stock Market listing requirement standards for Audit Committee membership and has determined that all members of the Audit Committee meet all NASDAQ Stock Market listing standards for Audit Committee membership, and are independent as defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ Stock Market listing standards. The Board has determined that Mr. Rubinstein is an “audit committee financial expert” as defined under the rules of the Securities and Exchange Commission (“SEC”).  The Audit Committee held four (4) meetings during the fiscal year ended September 30, 2013.

Each year it recommends the appointment of a firm of independent public accountants to examine the financial statements of the Company and its subsidiaries for the coming year.  In making this recommendation, it reviews the nature of audit services rendered, or to be rendered, to the Company and its subsidiaries.  The Audit Committee reviews with representatives of the independent public accountants the auditing arrangements and scope of the independent public accountants’ examination of the financial statements, results of those audits, their fees and any problems identified by the independent public accountants regarding internal accounting controls, together with their recommendations.  It also meets with the Company’s Chief Financial Officer to review reports on the functioning of the Company’s programs for compliance with its policies and procedures regarding ethics and those regarding financial controls.  The Audit Committee is also prepared to meet at any time upon request of the independent public accountants or the Chief Financial Officer to review any special situation arising in relation to any of the foregoing subjects.  Pursuant to the rules mandated by the SEC and the NASDAQ listing standards, as amended, the Board has adopted an Audit Committee Charter which sets forth the composition of the Audit Committee, the qualifications of Audit Committee members and the responsibilities and duties of the Audit Committee.  A copy of the Audit Committee Charter will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

Attendance at Board, Committee and Annual Stockholders’ Meetings. The Board held seven (7) formal meetings/calls and acted by unanimous written consent five (5) times in 2013. Committee meetings are held as needed and can be conducted via telephone. The Audit Committee met four (4) times, the Compensation Committee met three (3) times and the Nominating and Corporate Governance Committee met three (3) times during 2013. We expect each director to attend every meeting of the Board and the committees on which he serves. The Directors attended at least 90% of the meetings of the Board and the committees on which they served in 2013 during the time in which they were appointed to the Board and the respective committees. We encourage each of the directors to attend the annual meeting of stockholders.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years, involved in any of the items below that the Company deems material to their service on behalf of the Company:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

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•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to, among other persons, our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our Code of Business Conduct and Ethics is available, free of charge, to any stockholder upon written request to our Corporate Secretary at The SpendSmart Payments Company, 2680 Berkshire Pkwy, Suite 130, Des Moines, IA 50325.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish to us copies of all Section 16(a) reports they file.

Certain Relationships and Related Transactions

Our audit committee reviews any related party transaction, as that term is defined in Item 404 of Regulation S-K, in which we or any of our directors, nominees for director, executive officers or holders of more than 5% of our common stock or any of their immediate family members, is, was or is proposed to be a participant .  Our management is responsible for determining whether a transaction contains the characteristics described above requiring review by our board of directors.

Except for the transaction described below, or otherwise set forth in this proxy statement, none of our directors or executive officers and no holder of more than 5% of the outstanding shares of our common stock, and no member of the immediate family of any such director, officer or security holder, to our knowledge, had any material interest in any transaction during or since the fiscal year ended September 30, 2013, or in any currently proposed transaction, which would qualify as a related party transaction, as that term is defined in Item 404 of Regulation S-K.

On March 6, 2014, the Company conducted and closed an offering of its Series C Convertible Preferred Stock. Windham-BMP Investment I, LLC (“Windham”) purchased an aggregate of 55,533 shares of Series C Preferred Stock and warrants to purchase 222,132 shares of common stock at an exercise price of $1.10 per share for an aggregate purchase price of $166,599. Mr. Proto, our Chairman, is a general partner of Windham. In addition, Transpac Investments Limited (“Transpac”) purchased an aggregate of 250,000 shares of Series C Preferred Stock and warrants to purchase 1,000,000 shares of common stock at an exercise price of $1.10 per share for an aggregate purchase price of $750,000. Dr. Ka Cheong Christopher Leong, our Director, is the co-founder and President of Transpac.

Director Independence

Because our common stock is not currently listed on a national securities exchange, we have used the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company;
•	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

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•	a family member of the director is, or at any time during the past three years was, an executive officer of the company;
•	the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);
•	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or
•	the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Messrs. Blech, Proto, Sucoff, Kolenik, Rubinstein and Leong are the only members of the Board of Directors that are considered independent.

REPORT OF THE AUDIT COMMITTEE

Management has the primary responsibility for the integrity of the Company’s financial information and the financial reporting process, including the system of internal control over financial reporting. EisnerAmper LLP (“EisnerAmper”), the Company’s independent registered public accountants, is responsible for conducting an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the financial statements based upon the audit. The Audit Committee is responsible for overseeing the conduct of these activities by management and EisnerAmper.

As part of its oversight responsibility, the Audit Committee has reviewed and discussed the audited financial statements and the adequacy of financial controls with management and EisnerAmper. The Audit Committee also has discussed with EisnerAmper the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from EisnerAmper required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant's communication and has discussed with EisnerAmper their firm’s independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2013 for filing with the SEC.

Members of the Audit Committee

Jerold Rubinstein

Cary Sucoff

Patrick Kolenik

THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Overview of Executive Compensation Objectives and Philosophy

Our Company’s Management’s objectives are to attract and retain highly competent executives and to compensate them based upon a pay-for-performance mentality. Our current plan relies on goals and objectives agreed upon among the existing executive (officer and non-officer) group and our Company’s Board of Directors. The achievement of such goals and objectives constitute requirements for continued employment, advancement with our Company and receipt of incentive bonus payments.

With the intent to increase short-term and long-term stockholder value, we have designed our executive compensation policies and practices to reward our Company’s executives based on:

•	Company performance;
•	Individual performance; and

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•	The demonstration of leadership, team building skills and high ethical standards.

We include a significant equity component in our overall compensation to align the long-term interests of our executives with those of our stockholders. Our executive compensation plan is designed to encourage the success of our executives as a team, rather than only as individual contributors, by attaining overall corporate goals. In setting those goals, we consider the current and anticipated economic conditions in our market place and industry and the performance of other companies in our market place and industry.

Overall, we seek to employ executives that were not only qualified to fulfill the roles of the positions we require at the time of their hire, but who also have prior experience and demonstrated capabilities to function in a far larger and complex entity than where our Company is currently. We believe it is critical that our executives be able to work in an environment without the support of staff subordinates which usually accompany a larger and more seasoned company. Further, along with and given the benefit of maintaining continuity within the executive team, we highly desire executives that can adapt to what we hope will be a rapidly growing company. Our executives must be able to not only fill many roles within their areas of expertise, but also to oversee other areas that may be outside their specialty. Accordingly, we highly value the trait of adaptability.

In order to attract the type of talented executive we seek, we have found that these individuals value the potential large future rewards that come from long-term compensation arrangements in the form of stock ownership and stock option arrangements over current cash compensation. Also, given the current early stage nature of our business and the accompanying premium we must place on cash, this allocation of compensation also currently benefits our Company. Accordingly, we have structured our compensation arrangements accordingly.

On July 23, 2012, we issued warrants to purchase common stock to certain Board members for their extraordinary efforts on behalf of the Company, as follows: Isaac Blech, 333,333; Joseph Proto, 200,000; Cary Sucoff, 133,333; and Patrick Kolenik, 133,333. The warrants vest monthly over a period of 12 months; have an exercise price of $6.45 per share; include a cashless exercise option; and expire 5 years after the date of grant. On July 24, 2012 we granted our Chief Executive Officer, Mr. McCoy, options to purchase 293,333 shares of the Company’s common stock. The options vest monthly over a period of 12 months; have an exercise price of $6.45 per share; and expire 5 years after the date of grant. On October 29, 2012, we granted Chris Leong warrants to purchase up to 133,333 shares of common stock at an exercise price of $10.35 per share and having a term of 5 years. The warrants will vest monthly over a period of 36 months provided Dr. Leong continues to serve on the Board. On November 12, 2012, we granted our President, William Hernandez, options to purchase up to 333,333 shares of common stock at an exercise price of $7.35 per share. The options will vest as follows: 66,666 options vested immediately and the remaining 266,667 options vest equally over a thirty-six month period. On February 19, 2013, we granted our then Chief Financial Officer, Kim Petry, warrants to purchase up to 200,000 shares of common stock at an exercise price of $5.85 per share. At the time of Ms. Petry’s resignation as the Company’s Chief Financial Officer, a total of 61,000 warrant shares were vested. On October 1, 2013, we granted Jerold Rubinstein warrants to purchase up to 133,333 shares of common stock at an exercise price of $2.00 per share and having a term of 5 years.

Effective October 28, 2013, the Company entered into an advisory agreement (the “Chord Agreement”) with Chord Advisors, LLC (“Chord”). Pursuant to the Chord Agreement, Chord will provide the Company with comprehensive outsourced accounting solutions. The Company will pay Chord $7,500 per month. The Company has also agreed to issue Chord a vested stock option to purchase five thousand shares of common stock at an exercise price of $2.00 per share. The Company’s Chief Financial Officer, David Horin, is the President of Chord. The Agreement may be terminated by either party.

Elements of Executive Compensation

Executive compensation consists of the following elements:

•	Base salary;
•	Annual incentive bonuses; and
•	Long-term incentives.

Base Salary. The base salary for each executive is initially established through negotiation at the time the executive is hired, taking into account the scope of responsibilities, qualifications, experience, prior salary and competitive salary information within our industry. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of the sustained performance against individual goals, including leadership skills and the achievement of high ethical standards, the individual’s impact on the Company’s business and financial results, current salary in relation to the salary range designated for the job, experience, demonstrated potential for advancement, and an assessment against base salaries paid to executives for comparable jobs in the marketplace.

Annual Incentive Bonuses. Our Company’s bonus plan’s year begins on January 1st and runs through December 31st. Payments under future executive bonus plans that may be instituted will be based on achieving both personal and corporate goals. Personal goals will support our overall corporate goals and, wherever possible, contain quantitative components. An executive officer’s success or failure in meeting some or all of these personal goals will affect the individual’s bonus amount. Corporate goals will consist of specific financial targets for the Company. We believe that offering significant potential income in the form of bonuses will allow us to attract and retain executives and to align their interests with those of our stockholders.

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Long-Term Incentives. Our long-term incentives consist of our Company’s Common Stock and stock option awards. The objective of these awards is to align the longer-term interests of our stockholders and our executive officers and to complement incentives tied to annual performance.

401(k) and Other Benefits. During the years ended September 30, 2013 and 2012, our executive officers were eligible to receive certain benefits available to all our employees on the same terms, including medical and dental insurance. During the year, we also maintained a tax-qualified 401(k) Plan, which provides for broad-based employee participation. Under the 401(k) Plan, all employees are eligible to receive matching contributions from the Company of 100% of employee contributions up to a maximum of 4% of the employees’ salaries, per year. We do not provide defined benefit pension plans or defined contribution retirement plans to our executives or other employees. We believe that the 401(k) Plan and medical and dental insurance benefits allow us to remain competitive for employee talent, and we believe that the availability of these benefit programs generally enhances employee productivity and retention.

Employment Agreements

Our Company has entered into employment agreements with three of our named executive officers: Michael McCoy (our former Chief Executive Officer); William Hernandez (our President) and Alex Minicucci (our current Chief Executive Officer). A summary of the material terms of our employment agreements with our named executive officers is as follows:

Alex Minicucci, Chief Executive Officer. On February 11, 2014, in connection with the appointment of Mr. Minicucci as our Chief Executive Officer, the Company and Mr. Minicucci entered into an employment agreement (the “Minicucci Employment Agreement”). The Minicucci Employment Agreement has an initial term of three years. The Minicucci Employment Agreement provides for the payment of a base salary of $375,000 per year (subject to discretionary increases by the Board). The Minicucci Employment Agreement provides that Mr. Minicucci is entitled to usual and customary benefits and also contains usual and customary restrictive covenants (including non-competition, non-solicitation and confidentiality).

Michael McCoy, former Chief Executive Officer and current Director: On September 19, 2011, we entered into an employment agreement with Mr. McCoy, which includes the following summary terms, (i) Mr. McCoy shall be paid an annual salary of $360,000; (ii) Mr. McCoy shall be paid his base salary, receive fringe benefits and continue to vest in any granted stock options and warrants for twelve months after the termination of his employment in the event that his employment is terminated other than for cause; (iii) Mr. McCoy shall be eligible for an annual cash bonus; and (iv) Mr. McCoy was granted options to purchase up to 706,667 shares of Company common stock at an exercise price of $7.20 per share.

On July 24, 2012, we amended Mr. McCoy’s employment agreement to provide that (1) Mr. McCoy’s Base Salary shall be increased by $40,000 per year, and (2) Mr. McCoy shall be entitled to a lump sum cash payment equal to one and one-half times his annual Base Salary in the event the Company changes his title to any position below that of Chief Executive Officer. All other terms of Mr. McCoy’s employment agreement remain in effect.

On September 16th, 2013, we amended Mr. McCoy’s employment agreement to provide that Mr. McCoy’s Salary be decreased by $280,000 per year to an annual salary of $120,000.

William Hernandez, President: Mr. Hernandez was appointed as our President on November 12, 2012. Our employment with Mr. Hernandez includes the following summary terms: (i) an annual salary of $350,000; (ii) eligibility for an annual cash bonus equal to fifty percent (50%) of Mr. Hernandez’s annual salary, upon criteria to be determined (the first year’s bonus to be guaranteed by the Company); and (iii) options to purchase up to 333,333 shares of Company common stock at an exercise price of $7.35 per share, of which 66,666 options vest immediately and the remaining 266,667 options vest equally over a thirty-six month period.

The Impact of Tax and Accounting Treatments on Elements of Compensation

We have elected to award non-qualified and incentive stock options to all grantees of our Company’s stock options that remain outstanding as of the date of this report. All other options or warrants granted to advisors, Directors and consultants were non-qualified options or warrants in order to allow our Company to take advantage of the more favorable tax advantages associated with non-qualified stock options or warrants.

Internal Revenue Code Section 162(m) precludes the Company from deducting certain forms of non-performance-based compensation in excess of $1,000,000 to named executive officers. However, since stock-based awards comprise a significant portion of total compensation, the Board of Directors has taken appropriate steps to preserve deductibility for such awards in the future, when appropriate.

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The Level of Salary and Bonus in Proportion to Total Compensation

Because of the commonality of interests among our executives and our stockholders in achieving the sustained, long-term growth of the value of our stock, we seek to keep cash compensation in line with market conditions and, if justified by the Company’s financial performance, place emphasis on the ownership of Company stock and use of stock options as a means of obtaining significantly better than average compensation. Our efforts to keep cash compensation in line with market conditions to date have been informal and based primarily on discussions with business colleagues in the local marketplace, consultation with a local benefits consulting firm and the review of widely available comparative salary data. We also based our conclusions that our cash compensation was in line with market conditions based on our executives’ prior employment histories with other similar sized companies, in similar responsible positions. We have not engaged in a practice of formal benchmarking of our executive compensation, but expect to formalize our compensation practices in the future should we be successful in growing our business. Part of such formalization may take the form of benchmarking. Because of the significant equity stake or equity incentives that our executives maintain in our Company, we believe their cash compensation and benefits received are modest in comparison to similar sized public companies.

Other Compensation

We intend to continue to maintain our current benefits for our executives, including medical and dental insurance coverage and the ability to contribute to a 401(k) retirement plan; however, our Board of Directors may in its discretion revise, amend or add to the executive’s benefits if it deems it advisable. The benefits currently available to the executives are also available to our other employees.

SUMMARY COMPENSATION TABLE

The following table provides information regarding the compensation awarded to, earned by, or paid to our executives during the years ended September 30, 2013 and 2012.

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							Change in
							Pension
							Value and
							Non-Qual.
							Deferred
				Stock	Option and	Non-equity	Comp.	All Other
		Salary	Bonus	Awards	Warrant Awards	Incentive	Earnings	Comp.(1)(4)	Total
Position	Year	($)	($)	($)(2)	($)(2)	($)	($)	($)	($)

Michael McCoy (6)	2013	276,667	-	-	1,477,495	-	-	10,200	1,764,362
	2012	376,667	400,000	-	1,180,199	-	-	667	1,957,533
Former Chief Executive Officer and Director

William (8)	2013	306,553	-	-	527,984	-	-	-	834,537
Hernandez	2012	-	-	-	28,093	-	-	-	28,093
President and Director

Kim Petry (7)	2013	147,958	-	-	188,097	-	-	-	336,055
	2012	-	-	-	-	-	-	-	-
Former Chief Financial Officer

Jonathan Shultz (3)	2013	68,333	352,692	-	-	-	-	10,200	431,225
	2012	180,000	-	-	-	-	-	7,200	187,200
Former Chief Financial Officer/Secretary/Treasurer

David Horin (9)	2013	-	-	-	-	-	-	-	-
	2012	-	-	-	-	-	-	-	-
Chief Financial Officer/Treasurer

James Collas (5)	2013	-	-	-	-	-	-	-	-
	2012	186,875	-	-	-	-	-	7,283	194,158
Former President, Former Chief Executive Officer, Former Director, Current Employee and non-officer executive

Alex Minicucci (10)	2013	-	-	-	-	-	-	-	-
	2012	-	-	-	-	-	-	-	-
Chief Executive Officer and Director

(1)	Our Company made group life, health, hospitalization and medical plans available for its employees, including the officers listed herein.
(2)	Refer to “Stock based compensation,” in the accompanying Notes to Consolidated Financial Statements included in this Annual Report on Form 10-K for the relevant assumptions used to determine the valuation of our option/warrant awards.
(3)	Mr. Shultz was paid on a part-time basis from August 1, 2010 to September 3, 2010. Mr. Shultz resigned from his position as Chief Financial Officer, Secretary and Treasurer effective February 19, 2013.
(4)	Amounts shown include matching contributions to the officers’ 401(k) retirement plans for all years presented.
(5)	Amounts represent full year totals for the year ended September 30, 2012 and September 30, 2013 for Mr. Collas although he resigned as an officer of our Company on April 2011.
(6)	Mr. McCoy’s employment commenced in September 2011 and amounts show here represents the amounts charged to operations through September 30, 2013. On October 3, 2011, Mr. McCoy was paid his entire first year’s salary totaling $360,000 as per his employment contract. On July 24, 2012, we amended Mr. McCoy’s employment agreement to provide that Mr. McCoy’s Base Salary shall be increased by $40,000 per year. On September 13, 2013, we amended Mr. McCoy’s employment agreement to provide that Mr. McCoy’s Base Salary shall be decreased by $280,000 per year. Mr. McCoy resigned as our Chief Executive Officer on February 11, 2014 and stepped down as the Chairman of the Board of Directors on November 27, 2013.
(7)	Ms. Petry served as our Chief Financial Officer, Secretary and Treasurer from February 19, 2013 to October 28, 2013.
(8)	Mr. Hernandez was appointed as our President on November 12, 2012 and appointed as a Director on January 8, 2013.
(9)	Mr. David Horin was appointed as our Chief Financial Officer and Treasurer on October 28, 2013.
(10)	Mr. Minicucci was appointed as our Chief Executive Officer and Director on February 11, 2014.

The above amounts with respect to compensation from option awards equaled the amounts that were recognized as compensation expense in our financial statements for the years ended September 30, 2013 and 2012. The option award amounts were calculated in accordance with generally accepted accounting principles concerning share-based payments.

No options or warrants have been exercised by any of the grantees through the date of this Annual Report. We have recognized the aggregate grant date fair value of option awards issued in our accompanying statements of operations, computed in accordance with FASB Accounting Stands Codification Topic 718.

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None of our directors, executives or employees participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by our Company. None of our named executive officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by our Company.

Outstanding Equity Awards at September 30, 2013

Our Company has not granted stock awards to any executive since its inception. The following table provides information regarding outstanding equity awards (all in the form of stock options or warrants) to named executives as of September 30, 2013:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Michael McCoy	406,667	150,000	6.75	8/18/16
	293,333	-	6.45	7/23/17

Jonathan Shultz	200,000	-	7.20	7/16/16
	43,333	76,667	6.30	8/4/16

Kim Petry	62,222	137,778	5.85	2/9/18

Director Compensation

Our directors were compensated for their service on our Board of Directors with warrants to purchase common stock as outlined above. We did not pay any cash considerations to our Directors for their service for the fiscal year ended September 30, 2013. The following table provides information regarding our non-employee director compensation for the year ended September 30, 2013:

Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Plan Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Isaac Blech (1)	-	-	1,439,631	-	-	-	1,439,631
Patrick Kolenik (2)	-	-	472,345	-	-	$45,000	517,345
Cary Sucoff (3)	-	-	501,205	-	-	$45,000	546,205
Rob DeSantis (4)	-	-	1,111,535	-	-	-	1,111,535
Joseph Proto (5)	-	-	739,537	-	-	-	739,537
Brian Thompson (6)	-	-	377,341	-	-	-	377,341
Jesse Itzler (7)	-	-	377,341	-	-	-	377,341
Ka Cheong Christopher Leong (8)	-	-	145,972	-	-	-	145,972

(1)	Includes warrants to purchase up to 166,667 shares of common stock at an exercise price of $7.67 per share granted on November 1, 2011 and expiring November 1, 2016 and warrants to purchase up to 333,333 shares of common stock at an exercise price of $6.45 per share granted on July 23, 2012.
(2)	Includes warrants to purchase up to 66,667 shares of common stock at an exercise price of $7.20 per share granted on September 21, 2011 and expiring September 21, 2016 and warrants to purchase up to 133,333 shares of common stock at an exercise price of $6.45 per share granted on July 23, 2012.
(3)	Includes warrants to purchase up to 66,667 shares of common stock at an exercise price of $6.30 per share granted on August 4, 2011 and expiring August 4, 2016 and warrants to purchase up to 133,333 shares of common stock at an exercise price of $6.45 per share granted on July 23, 2012.
(4)	Mr. DeSantis resigned from the Board of Directors on January 29, 2014. Includes warrants to purchase up to 666,667 shares of common stock at an exercise price of $6.00 per share granted on March 26, 2012.
(5)	Mr. Proto was appointed as the Chairman of the Board of Directors on November 27, 2013. Includes warrants to purchase up to 200,000 shares of common stock at an exercise price of $6.45 per share granted on July 23, 2012.
(6)	Mr. Thompson resigned from the Board of Directors effective October 1, 2013. Includes warrants to purchase up to 133,333 shares of common stock at an exercise price of $6.45 per share granted on July 23, 2012.
(7)	Mr. Itzler resigned from the Board of Directors effective November 27, 2013. Includes warrants to purchase up to 133,333 shares of common stock at an exercise price of $6.45 per share granted on July 23, 2012.
(8)	Includes warrants to purchase up to 133,333 shares of common stock at an exercise price of $6.90 per share granted on October 29, 2012.

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

As of March 31, 2014 (the “SO Date”), we had 15,624,062 shares of common stock outstanding. Options and warrants exercisable or convertible as of the SO Date or within sixty (60) days thereafter are used in determining each individual’s percentage of shares beneficially owned on the table below. The following table sets forth as of the SO Date, information regarding the beneficial ownership of our common stock with respect to (i) our officers and directors; (ii) by all directors and executive officers as a group; and (iii) all persons which the Company, pursuant to filings with the Securities and Exchange Commission (the “SEC”) and our stock transfer record by each person or group known by our management to own more than 5% of the outstanding shares of our common stock. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within sixty (60) days, such as our Series C Preferred stock, warrants or options to purchase shares of our common stock. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below subject to applicable community property law.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned
Officers and Directors
Michael McCoy (2)	908,334	1.5%
Alex Minicucci (3)	4,639,025	7.6%
Isaac Blech (4)	3,677,500	6.0%
Cary Sucoff (5)	638,928	1.0%
Patrick Kolenik (6)	438,466	0.7%
William Hernandez (7)	520,743	0.9%
Jerold Rubinstein (8)	38,898	0.1%
Joseph Proto (9)	1,164,640	1.9%
Ka Cheong Christopher Leong (10)	2,800,001	4.6%
David Horin (11)	5,000	0.01%

All directors and executive officers as a group (10 persons)	14,831,535	24.1%

(1)	Unless otherwise noted, the address is c/o The SpendSmart Payments Company 2680 Berkshire Parkway, Suite 130, Des Moines, Iowa 50325.

(2)	Amounts include shares of common stock that would result from the exercise of outstanding vested options to purchase 908,334 shares of our common stock.

(3)	Amounts include shares of common stock that would result from the exercise of outstanding vested options to purchase 87,500 shares of our common stock.

(4)	Amounts include shares of common stock that would result from the exercise of the vested outstanding options and warrants to purchase 2,177,500 shares of our common stock.

(5)	Amounts include shares of common stock that would result from the exercise of vested outstanding options and warrants to purchase 464,580 shares of our common stock.

(6)	Amounts include shares of common stock that would result from the exercise of vested outstanding options and warrants to purchase 370,133 shares of our common stock.

(7)	Amounts include shares of common stock that would result from the exercise of the vested outstanding options to purchase 494,075 shares of our common stock.

(8)	Amounts include shares of common stock that would result from the exercise of the vested outstanding warrant to purchase 38,898 shares of our common stock.

(9)	Amounts include shares of common stock that would result from the exercise of the vested outstanding options and warrants to purchase 859,174 shares of our common stock.

(10)	Amounts include shares of common stock that would result from the exercise of the vested outstanding warrants/options to purchase 4,937,694 shares of our common stock.

(11)	Amounts include shares of common stock that would result from the exercise of the vested outstanding warrants/options to purchase 5,000 shares of our common stock.

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PROPOSAL II

INDEPENDENT ACCOUNTANTS

Ratification of Appointment of Auditors

The Board, upon the recommendation of the Audit Committee, has appointed EisnerAmper LLP (“EisnerAmper”) as independent registered public accountants for the Company to audit the books and accounts of the Company for the current fiscal year ending September 30, 2014.

Representatives of EisnerAmper are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so. If the stockholders do not ratify the appointment of this firm, the appointment of another firm of independent registered public accountants will be considered by the Board of Directors. Even if the selection is ratified, the Audit Committee may, in its discretion direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that doing so is in the best interests of the Company and its stockholders.

Audit Fees and Audit Related Fees

In accordance with the Audit Committee’s charter and pursuant to SEC rules, the Audit Committee reviewed all services performed by EisnerAmper for the Company in its fiscal years ended September 30, 2013, within and outside the scope of their quarterly and annual auditing function. The aggregate fees billed and to be billed by the Company’s predecessor independent auditors for each of the last two fiscal years are as follows:

Previous Independent Auditors

On February 27, 2013, (the “Dismissal Date”) the Company dismissed BDO LLP (“BDO”) as its registered public accounting firm. The Company’s Board of Directors approved of the dismissal on February 25, 2013, at the recommendation of the Company’s audit committee. The reports of BDO on the Company’s financial statements for the years ended September 30, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle, except to indicate that there was substantial doubt as to the Company’s ability to continue as a going concern.

Through the period covered by the financial audit for the years ended September 30, 2012 and 2011, as well as during the subsequent interim period through the Dismissal Date, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO would have caused them to make reference thereto in their report on the financial statements. During the years ended September 30, 2012 and 2011, and during the subsequent interim period through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

New Independent Auditors

On February 27, 2013, the Company engaged EisnerAmper as its new independent registered public accountants. During the years ended September 30, 2012 and 2011, and during the subsequent interim period through February 27, 2013, we did not consult with Eisner regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Eisner, in either case where written or oral advice provided by Eisner would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Audit Fees

The aggregate fees during the years ended September 30, 2012 and 2011 for professional services rendered by the predecessor auditors for the audit of the registrant’s annual financial statements and review of financial statements included in the registrant’s quarterly reports and registration statements (including expenses) totaled $59,243 and $64,509, respectively. Our audit fees for our 10-K for the year ended September 30, 2013 was $32,000 and the March 31, 2013 and June 30, 2013 10Q’s were $8,000 each.

For the amended 10-K/A and amended 10Q’s for the years ended September 30, 2012 and 2011, our Company engaged EisnerAmper and the aggregate fees for professional services rendered was $65,000 for the 10-K/A and $35,000 for the 10Q-A’s.

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Audit-Related Fees

There were no fees billed in each of the last two fiscal years for assurance and related services by the predecessor auditors or EisnerAmper that are reasonably related to the performance of the audit or review of the registrant's financial statements and are not otherwise reported herein.

Tax Fees

No fees were billed for professional services rendered by the predecessor auditors or EisnerAmper for tax compliance, tax advice, and tax planning for the fiscal years ending September 30, 2013 and 2012.

All Other Fees

No aggregate fees were billed for professional services provided by the predecessor auditors or EisnerAmper LLP, other than the services reported above for the fiscal years ending September 30, 2013 and 2012.

Audit Committee Pre-Approval Policy

EisnerAmper was retained to audit the Company’s consolidated financial statements for the years ended September 30, 2012 and September 30, 2013. In addition, EisnerAmper was retained to provide other auditing and advisory services relating to the 2012 fiscal year. EisnerAmper has to maintain objectivity and independence in its audit of the financial statements. To minimize relationships that could appear to impair the objectivity of EisnerAmper, the Audit Committee has restricted the non-audit services that EisnerAmper may provide to primarily tax services, merger and acquisition due diligence and audit services. The Audit Committee has also determined that the Company obtain even these non-audit services from EisnerAmper only when the services offered by EisnerAmper are more effective or economical than services available from other service providers.

The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by EisnerAmper or any other accounting firms. Specifically, the audit committee has pre-approved the use of EisnerAmper for specific types of services within the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; and reviews and procedures that are requested of EisnerAmper. In each case, the Audit Committee has also set a specific annual limit on the amount of such services which we would obtain from EisnerAmper, and has required management to report the specific engagements to the Committee on a quarterly basis and to obtain specific pre-approval from the Audit Committee for all engagements.

The Board of Directors deems the ratification of the appointment of EisnerAmper LLP as the auditors for the Company to be in the Company’s best interest and recommends a vote “FOR” such ratification.

PROPOSAL III

APPROVAL OF ADVISORY RESOLUTION

SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act of 1934, as amended, the Company is asking its stockholders to vote, on an advisory basis, to approve the compensation of its named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of the Company’s Named Executive Officers. For purposes of this Proxy Statement, the following Company executives are referred to collectively as the “Named Executive Officers”: Alex Minicucci, our Chief Executive Officer as of February 11, 2014, Michael R. McCoy, our Chief Executive Officer from September 19, 2011 until February 11, 2014 and William Hernandez, our President since November 12, 2012.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our Named Executive Officers, who are critical to the Company’s long-term success. Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Company’s executive compensation programs, including information about the fiscal year 2013 compensation of the Named Executive Officers.

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The Company is asking the stockholders to indicate their support for the compensation of the Company’s Named Executive Officers as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the stockholders approve the compensation of the Named Executive Officers of The SpendSmart Payments Company, as disclosed in the “Executive Compensation”, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2014 Annual Meeting of Stockholders.

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, the Compensation Committee and the Board of Directors value the opinions of the Company’s stockholders. Accordingly, to the extent there is a significant vote against the compensation of the Named Executive Officers, the Board of Directors will consider stockholder concerns and the Compensation Committee will evaluate what actions may be necessary or appropriate to address those concerns. You may vote “for,” “against,” or “abstain” from the proposal to approve on an advisory basis the compensation of our Named Executive Officers.

The Board of Directors unanimously recommends a vote “FOR” supporting the compensation of our named executive officers.

PROPOSAL IV

ADVISORY VOTE ON THE FREQUENCY OF

AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

General

Pursuant to the Dodd-Frank Act, and Section 14A of the Securities Exchange Act of 1934, as amended, the Company is also asking its stockholders to provide their input with regard to the frequency of future stockholder advisory “say on pay” votes on the compensation of future named executive officers, such as the proposal contained in Proposal III above. In particular, we seek your input on whether the advisory vote on executive compensation should occur once every year, every two years or every three years.

After considering this agenda item, the Board of Directors has determined that an advisory vote on executive compensation every one year is the appropriate interval for conducting and responding to a “say on pay” vote. By providing an advisory vote on executive compensation every year, stockholders will be able to provide the Company with direct, annual input on its compensation philosophy, policies and practices.

Vote Required

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years or abstain.

Even though your vote is advisory and therefore will not be binding on the Company, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the stockholder vote on the frequency of the vote on the future compensation of our future named executive officers. Nevertheless, the Board of Directors may decide to hold a non-binding advisory vote on future compensation of future named executive officers more or less frequently than the option voted by the stockholders.

The Board of Directors unanimously recommends that you vote for “EVERY Year” as the preferred frequency for the approval of the non-binding advisory resolution of the future compensation of the Company’s future named executive officers.

PROPOSAL V

AMENDMENT TO THE SPENDSMART PAYMENTS COMPANY 2013 EQUITY INCENTIVE PLAN

Introduction

We are asking our stockholders to approve an amendment our 2013 Equity Incentive Plan (the “2013 Plan”) at the Annual Meeting. Our 2013 Plan was originally adopted by our Board of Directors on January 8, 2013 and approved by our stockholders on February 15, 2013. On April 21, 2014, our Board of Directors approved an amendment to the 2013 Plan (the “Amended 2013 Plan”) consisting of an increase in aggregate number of shares of our common stock authorized for issuance under the 2013 Plan from 3,000,000 shares to 10,000,000 shares, subject to the approval of our stockholders.

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We are requesting that our stockholders vote on increasing the aggregate number of shares of our common stock authorized for issuance under the Amended Plan by 7,000,000 shares so that the number of share authorized under the Amended Plan shall equal 10,000,000 shares in the aggregate. Annexed hereto as Appendix A is a draft of the The SpendSmart Payments Company Amended and Restated 2013 Equity Incentive Plan.

Dilutive Effect of Amended 2013 Plan

The Company is committed to effectively managing its equity compensation programs while minimizing stockholders dilution. For this reason, in administering our 2013 Plan, we consider both our “burn rate” and our “overhang” in evaluating the impact of the program on our stockholders.

Our overhang is defined as the total equity awards outstanding plus any awards authorized under a plan but not yet issued, divided by total common shares outstanding plus shares available under awards. The overhang measures the potential dilutive effect of outstanding equity awards and future awards available for grant. In calculating our overhang, we have included shares issuable under warrants to employees and/or members of our Board of Directors. Our overhang as of March 31, 2014 was 16.05%.

Our burn rate is defined as the number of equity awards granted in the year, divided by the undiluted number of common shares outstanding at year-end. It measures the potential dilutive effect of annual equity grants. For the fiscal year ended September 30, 2013, our burn rate was 6%. Our three year average burn rate from fiscal 2011 through 2013 was 22%, reflecting the higher use of equity based compensation during the start-up phase of our company. Moreover, a reverse stock split has resulted in the options issued before 2013 having high exercise prices relative to the price of the Company’s common stock. The burn rate benchmark for our industry represented by GICS 2530 Consumer Services was 4.28% in 2014.

Given the downward trend in our annual burn rate, we believe that our burn rate and overhang are reasonable in relation to companies in our industry and reflect a judicious use of equity for compensation purposes, given the size and early stage of our operations.

Why We Are Requesting Stockholder Approval of the Amended 2013 Plan

The approval by our stockholders of the Amended 2013 Plan will allow us to continue to grant incentive stock options, non-statutory stock options, stock bonuses and rights to acquire restricted stock to our employees, officers and directors, as well as consultants and advisors. We believe that our ability to grant this broad array of equity incentives is critical to secure, retain and incent our talented service providers and to respond to market conditions and best practices, while at the same time balancing the dilution to our stockholders caused by our equity incentive programs.

We believe that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to align their interests with those of the Company’s stockholders.

The Board of Directors recommends a vote “FOR” the AMENDMENT TO THE 2013 PLAN.

The following description summarizes the principal features of the Amended 2013 Plan, but is qualified in its entirety by reference to the full text of the Amended 2013 Plan as set forth on Appendix A to this Proxy Statement.

Description of the Plan

Purpose. The purpose of the Plan is to provide the Company a means to retain the services of qualified executives and other persons eligible to receive stock awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates, as well as to provide a means by which eligible recipients of stock awards may be given an opportunity to benefit from increases in value of the common stock through the granting of the awards, including: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

Stockholder Approval of the Plan. The Board of Directors adopted the Plan on January 8, 2013 and adopted the Amended 2013 Plan on April 21, 2014. The Company’s stockholders approved the 2013 Plan on February 15, 2013. The Company is seeking stockholder approval of the Amended 2013 Plan.

Eligible Participants. Employees, directors and consultants of the Company and any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing (each an "Affiliate", as such terms are defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended (the "Code")) are eligible to receive stock awards under the Plan.

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Number of Shares of Common Stock Available Under the Plan. The total number of shares of common stock that may be issued pursuant to stock awards under the Plan and amendments shall not exceed in the aggregate 10,000,000 shares common stock of the Company, which represents approximately 3.3% of the shares of common stock we are authorized to issue. If any stock award for any reason expires or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the stock not acquired under such stock award shall revert to and again become available for issuance under the Plan. If any common stock acquired pursuant to the exercise of an option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

Administration of the Plan. The Board of Directors has the authority to administer the Plan or may delegate administration of the Plan to a committee of one or more members of the Board of Directors. If administration is delegated to a committee, the committee shall have all administrative powers conferred upon the Board of Directors, including the power to delegate to a subcommittee any of the administrative powers the committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board of Directors. The Board of Directors may abolish the committee at any time and re-vest the administration of the Plan in the Board of Directors.

In the event the Board of Directors in its discretion establishes a committee, the committee will consist solely of two or more "outside directors", in accordance with Section 162(m) of the Code, and/or solely of two or more "non-employee directors", in accordance with Rule 16b-3. Within the scope of such authority, the Board of Directors may (i) delegate to a committee of one or more members of the Board of Directors who are not outside directors under the Securities Exchange Act of 1934, the authority to grant stock awards to eligible persons who are either (1) not then covered employees and are not expected to be covered employees at the time of recognition of income resulting from such stock award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board of Directors who are not non-employee directors the authority to grant stock awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

Change in Control. The Plan provides that in the event of a merger with or into another corporation or other entity, then the surviving corporation or acquiring corporation shall assume any stock awards outstanding under the Plan or shall substitute similar stock awards for those outstanding under the Plan. If the surviving corporation or acquiring corporation in an change of control refuses to assume such stock awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to stock awards which are (i) held by participants whose continuous service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of such acquisition, the vesting of such stock award shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of such acquisition. Any stock award not exercised prior to the closing of an acquisition involving a change in control of the Company shall be terminated.

Amendment to the Plan and Awards. The Board of Directors at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 of the Plan relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any securities exchange listing requirements.

Termination and Suspension of the Plan. The Board of Directors may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 8, 2023. No stock awards may be granted under the Plan while the Plan is suspended or after it is terminated.

Types of Awards

Stock Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The committee will determine the exercise price of options granted under the Plan, but with respect to nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. Notwithstanding the foregoing, an incentive stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 424(a) of the Code. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock shall not be less than 110% of the fair market value of our common stock on the date of grant.

The exercise price of each nonstatutory stock option granted under the Plan shall not be less than 85% of the fair market value of the stock subject to the option on the date the option is granted. Notwithstanding the foregoing, a nonstatutory stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provision of Section 424(a) of the Code. Additional terms including term, consideration vesting and early exercise shall be determined by the Board of Directors at the time of grant.

Stock Bonus Awards other than Options. The committee will also have the authority to grant stock bonus awards pursuant to the terms of stock bonus agreement. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the committee shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical.

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Federal Income Tax Consequences of Awards

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options. For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the common stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the exercise date equal to the difference between the exercise price and fair market value of the share on the exercise date. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

Nonstatutory Stock Options. A participant who receives a nonstatutory stock option with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the Company is subject to tax withholding by us.

Stock Awards. Stock awards will generally be taxed in the same manner as nonstatutory stock options. However, a restricted stock award is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

Tax Effect for Our Company. Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a stock option).

Section 162(m) Limits. Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to each of our five most highly paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. The Plan is qualified such that awards under the Plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the Plan. Accordingly, the Plan provides that no employee may be granted more than 100,000 shares in any calendar year.

The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

No Dissenters’ Appraisal Rights

Stockholders have no dissenters’ appraisal rights under the Colorado Business Corporation Act, the Company’s Articles of Incorporation or the Company’s bylaws, each as amended, in connection with the 2013 Plan.

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Equity Awards Granted in 2014 Fiscal Year

On March 21, 2014, the Board of Directors approved the issuance of options to purchase an aggregate of 2,160,000 shares of the Company’s common stock under the 2013 Plan (the “Options”) to twenty-six (26) Company employees, including two of our executive officers. Mr. Minicucci and Mr. Hernandez were issued options to purchase three hundred and fifty thousand shares and four hundred thousand shares of the Company’s common stock, respectively. The Options include a five (5) year term, have an exercise price of $1.15 per share and vest 25% on the date of grant with the remaining options vesting 25% each year thereafter.

PROPOSAL VI

APPROVAL OF DELAWARE RE-INCORPORATION

General

The Board has recommended, and at the Annual Meeting the stockholders will be asked to authorize, the change of the Company’s state of incorporation from Colorado to Delaware (the “Re-Incorporation”). The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. Re-incorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware.

The Board has unanimously approved and recommends that the Company’s stockholders approve the Company’s Re-incorporation. If the proposal to approve the Re-Incorporation is adopted at the Annual Meeting, we currently intend to effect the Re-Incorporation by filing with the Delaware Secretary of State the Delaware Certificate of Incorporation and Delaware Certificate of Conversion and filing with the Colorado Secretary of State the Colorado Certificate of Conversion. In addition, the Board intends to adopt new By-laws for the resulting Delaware-incorporated Company going forward (the “Delaware By-laws”). Apart from being governed by the Delaware By-laws, the Delaware General Corporation Law, 8 Del. C. § 101 et. seq. (the “DGCL”) and the Delaware Certificate of Incorporation, for all other purposes, the Company as a Delaware corporation will be the same entity as the Company as a Colorado corporation; it will continue with all of the rights, privileges and powers of the Company, it will continue with the same officers and directors of the Company, it will possess all of the properties of the Company and it will continue with all of the debts, liabilities and obligations of the Company. Annexed hereto as Appendices B, C and D are drafts of the Delaware Certificate of Incorporation, Delaware By-Laws and Certificate of Conversion, respectively. The purposes and effects of the proposed change are summarized below.

Reasons for the Re-Incorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Colorado Business Corporation Act (the “CBCA”).

In addition, Delaware has established a specialized court, the Court of Chancery that has exclusive jurisdiction over matters relating to the DGCL. The Court of Chancery has no jurisdiction over criminal or tort cases, and each corporate case is heard by a single judge (a chancellor or vice chancellor), who has many years of experience with corporate issues, rather than by a jury. Traditionally, this has meant that the Delaware courts are able in most cases to process corporate litigation relatively quickly and effectively. By comparison, many states, including Colorado, do not have a specialized judiciary for matters relating to corporate governance. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing the DGCL often resulting in multiple case holdings addressing issues that no Colorado court has considered. Because the United States legal system is based largely on legal precedent, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Conversion from a Colorado corporation to a Delaware corporation may also make it easier to attract future candidates willing to serve on our Board, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. Delaware law, including the DGCL and Delaware’s extensive body of case law, offers directors and officers of public companies more certainty and stability. Under Delaware law, the parameters of director and officer liability are more clearly defined and better understood than under Colorado law. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. At the same time, we believe that Delaware law regarding corporate fiduciary duties provides appropriate protection for our stockholders from possible abuses by directors and officers. In addition, under Delaware law, directors’ personal liability cannot be eliminated for: (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or unlawful repurchases or redemptions of stock, or (iv) any transactions from which the director derived an improper personal benefit.

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No Change in Business, Jobs, Physical Location, Etc.

The Re-Incorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below under the heading "Comparison of Stockholder Rights Before and After the Re-Incorporation." We do not believe the Re-Incorporation will result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Re-Incorporation). We do not believe the Re-Incorporation will result in a change in our current trading status on the Over-The-Counter Electronic Bulletin Board. Our management, including all directors and officers, will remain the same in connection with the Re-Incorporation and will assume identical positions with the Delaware-incorporated Company. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation, or making any other changes, in connection with the Re-Incorporation. We believe the Re-Incorporation will not affect any of our material contracts with any third parties and our rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation.

Mechanism for Re-Incorporation into Delaware

The process for converting the Company to a Delaware corporation calls for the Delaware Certificate of Incorporation and the Delaware Certificate of Conversion to be filed with the Delaware Secretary of State and the Colorado Certificate of Conversion to be filed with the Secretary of State of Colorado at approximately the time desired for the conversion to take effect.

The Plan of Conversion

If the proposal to approve the Re-Incorporation is approved at the Annual Meeting, we intend to effect the Re-Incorporation pursuant to the Plan of Conversion. The Plan of Conversion provides that the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of the Company, and all property owned by the Company, all debts due to the Company, as well as all other causes of action belonging to the Company, remaining vested in the Delaware-incorporated Company. The Company would remain as the same entity following the conversion. The directors and officers of the Company immediately prior to the conversion would be the directors and officers of the Delaware-incorporated Company and the subsidiaries of the Company would be the subsidiaries of the Delaware-incorporated Company.

If the Re-Incorporation is effected, you do not have to exchange your existing Company stock certificates for stock certificates of the resulting Delaware-incorporated Company; however, after the Re-Incorporation, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to the Company's transfer agent for cancellation and obtain a new certificate.

Company Stock Options

If the proposal to approve the Re-Incorporation is approved at the Annual Meeting and the Re-Incorporation is effected, at the effective time of the Re-Incorporation, the obligation to issue shares under each outstanding option to purchase shares of the Common Stock (a “Company Option”) will be assumed by the Delaware-incorporated Company and shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under the Company Option prior to the effective time of the Re-Incorporation.

Company Warrants

If the proposal to approve the Re-Incorporation is approved at the Annual Meeting and the Re-Incorporation is effected, at the effective time of the Re-Incorporation, the obligation to issue shares under each outstanding warrant to purchase shares of Common Stock (a “Company Warrant”) will be assumed by the Delaware-incorporated Company and shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under the Company Warrant prior to the effective time of the Re-Incorporation.

Required Vote for the Re-Incorporation

Approval of the Re-Incorporation requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting.

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A vote in favor of the Re-Incorporation is a vote to approve the Delaware Certificate of Incorporation, the Delaware Certificate of Conversion and the Colorado Certificate of Conversion.

Comparison of Stockholder Rights Before and After the Re-Incorporation

Because of differences between the CBCA and the DGCL, as well as differences between the governing documents before and after the Re-Incorporation, the Re-Incorporation will effect certain changes in the rights of the Company's stockholders. Summarized below are the most significant differences between the rights of the stockholders of the Company before and after the Re-Incorporation, as a result of the differences among the CBCA and the DGCL, and the differences between the Amended and Restated Articles of Incorporation and the Colorado By-laws (the "Colorado By-laws") and the Delaware Certificate of Incorporation and the Delaware By-laws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the CBCA, the DGCL, the Amended and Restated Articles of Incorporation, the Colorado By-laws, the Delaware Certificate of Incorporation, and the Delaware By-laws.

Authorized Shares. The Company is currently authorized to issue 310,000,000 shares of which 300,000,000 shares consist of common stock, par value $0.001 per share and 10,000,000 shares consist of preferred stock, par value $0.001 per share. The Company’s authorized shares shall remain identical upon completion of the Re-Incorporation.

Special Meeting of Stockholders. The DGCL provides that Special Meetings of stockholders may be called by the directors or by any other person as may be authorized by the corporation's certificate of incorporation or By-laws. The CBCA provides that special meetings of stockholders of a corporation may be called by the directors or by any other person authorized by the corporation's By-laws or by resolution of the directors. The CBCA also provides that a special meeting shall be called if the corporation receives one or more written demands for a meeting, stating the purpose or purposes for which the meeting is to be held, signed and dated by stockholders representing at least ten percent of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The Colorado By-laws provide that special meetings may be called at any time by the chairman of the board, the chief executive officer, the president or the board of directors. The Colorado By-laws provide that the chief executive officer or president shall call a special meeting if the Company receives one or more written demands the meeting, stating the purposes for which it is to be held, signed and acted by holders of shares representing at least ten percent of all of the votes entitled to be cast on any issue proposed to be considered at the meeting. It is anticipated that the Delaware By-laws will contain similar provisions as the Colorado By-laws.

Action by Consent of the Board. The DGCL provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. The CBCA provides that, unless the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

Action by Consent of Stockholders. Under the DGCL, unless the certificate of incorporation provides otherwise, any action to be taken by stockholders may be taken without a meeting, without prior notice, and without a vote, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all stockholders were present and voted consent to the action in writing. Under the CBCA, unless the Articles of Incorporation require that such action be taken at a stockholder meeting, or expressly authorize the taking of an action without a meeting by less than unanimous written consent, any action to be taken by stockholders may be taken without a meeting only if all stockholders entitled to vote on the matter unanimously consent to the action in writing. The Colorado By-laws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent that sets forth the action so taken is signed by all of the stockholders entitled to vote with respect to the subject matter thereof and received by the corporation.

Cumulative Voting and Election of Directors. Under the DGCL, a corporation may provide in its certificate of incorporation for cumulative voting by stockholders in elections of directors (i.e., each stockholder casts as many votes for directors as he has shares of stock multiplied by the number of directors to be elected). In the absence of such a provision, stockholders of a Delaware corporation have no right to cumulate votes. The CBCA provides that there shall be cumulative voting by stockholders in elections of directors unless the articles of incorporation expressly state otherwise. Each of the Amended and Restated Articles of Incorporation and the Delaware Certificate of Incorporation expressly state that there shall be no cumulative voting by stockholders for the election of directors, or for any other purpose.

In the absence of cumulative voting, the CBCA provides that, unless otherwise provided in the corporation's articles of incorporation or By-laws, the number of candidates equaling the number of directors to be elected, having the highest number of votes cast in their favor, are elected to be directors. The DGCL provides that, in the absence of cumulative voting, directors shall be elected by the plurality vote of holders of shares entitled to vote thereon, unless otherwise specified within the corporation's certificate of incorporation. The Delaware Certificate of Incorporation does not specify a greater requirement for the election of directors.

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Classification of the Board of Directors. The DGCL permits (but does not require) classifications of a corporation's board of directors into one, two or three classes, with each class composed of as equal a number of directors as is possible. The CBCA also permits, but does not require, classification of a corporation's board of directors into one, two, or three classes, with each class composed of as equal a number of directors as is possible. In the event of multiple classes of directors, both the DGCL and the CBCA provide for staggered terms of two years if there are two classes of directors or three years if there are three classes of directors. Neither the Articles of Incorporation nor the Delaware Certificate of Incorporation provide for multiple classes of directors.

Removal of Directors. Under the DGCL, although stockholders may generally remove directors with or without cause by a majority vote, stockholders may remove members of classified boards only for cause unless the certificate of incorporation provides otherwise. Similarly, if holders of a class or series have a right to elect one or more directors pursuant to the certificate of incorporation, those directors may not be removed without cause by stockholders other than those entitled to elect them. Neither the DGCL nor the CBCA permits directors to remove other directors. Under the CBCA, stockholders may remove one or more directors with or without cause by a majority vote of the stockholders entitled to elect such director(s), unless the articles provide that directors may only be removed for cause. The CBCA permits the removal of a director by stockholders only at a meeting called for that purpose, upon notice of the meeting which states that the purpose or one of the purposes thereof is the removal of the director.

Vacancies on the Board of Directors. Under the DGCL, unless otherwise provided in the certificate of incorporation or By-laws, vacancies on the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the remaining directors. The CBCA provides that, unless otherwise provided in the corporation's articles of incorporation, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled either by the directors or the stockholders. Under the CBCA, directors may fill a vacancy by majority vote, even if the directors remaining in office constitute less than a quorum. Both the DGCL and the CBCA specifically provide that, unless otherwise provided in the corporation's articles of incorporation, if a vacant office was held by a director elected by holders of a specific class or series of stock, only such stockholders or directors also elected by holders of that class or series of stock, may fill the vacancy.

Exculpation of Directors. The DGCL and the CBCA have substantially similar provisions relating to exculpation of directors. Each state's law permits that no director shall be personally liable to the Company or its stockholders for monetary damages for breaches of fiduciary duty except where such exculpation is expressly prohibited by law. Under the DGCL, a provision exculpating the directors from such monetary liability must be contained in the corporation’s certificate of incorporation. The circumstances under which exculpation is prohibited are substantially similar in Delaware and Colorado, except that under the CBCA, a director may not be exculpated from liability for dealings relating to unauthorized distributions or from any transaction from which the director directly or indirectly received an improper personal benefit, while in Delaware, a director may not be exculpated from liability for , (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) arising from transactions relating to unlawful payments of dividends, any unlawful stock purchases or redemptions under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware Certificate of Incorporation contains a provision implementing this exculpation. The Amended and Restated Articles of Incorporation exculpates directors of the Company from all monetary damages for breach of fiduciary duty as a director, except to the extent prohibited by the CBCA.

Indemnification of Directors, Officers and Others. Both the DGCL and the CBCA generally permit indemnification of directors and officers for expenses incurred by them by reason of their position with the corporation, if the director or officer has acted in good faith and with the reasonable belief that his conduct was in the best interests of the corporation. Both the DGCL and the CBCA mandate that directors shall be indemnified for their reasonable expenses in the event that a director is successful in the defense of any proceeding in which the director was a party due to his status as director. Neither the DGCL nor the CBCA permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although the DGCL does permit indemnification in such situations if approved by the Delaware Court of Chancery, and both permit indemnification for expenses of such actions). The DGCL permits advancement of expenses incurred by an officer or director (including counsel fees) in defending an action in advance of the final disposition if such person agrees to reimburse the corporation if it is ultimately determined that such person was not entitled to indemnity. Unlike the DGCL, the CBCA also permits indemnification of an officer, employee, fiduciary, or agent who is not a director, to any greater extent than the indemnification of a director, if not inconsistent with public policy, and if provided for in the By-laws, by action of the board of directors or by contract. It is anticipated that the Delaware By-laws will provide for indemnification to the maximum extent legally permissible of the officers and directors of the Delaware-incorporated Company. The Amended and Restated Articles of Incorporation provides that all directors, officers, employees, and agents of the Company shall be indemnified to the maximum extent permissible under the CBCA.

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Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Company’s Delaware Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, no director of the Company will be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. Under the CBCA, if the articles of incorporation so provide, a director of a Colorado corporation cannot be held personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty except where the director breached the duty of loyalty, or engaged in acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, or authorized distributions not permitted under applicable law, or where the director directly or indirectly obtained an improper personal benefit.

Amendments to By-laws. The DGCL provides that stockholders may amend the By-laws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, the power to adopt, amend or repeal By-laws lies in stockholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal By-laws upon the directors. The Delaware Certificate of Incorporation gives the board of directors the power to adopt, amend or repeal By-laws. Under the CBCA, stockholders may amend the By-laws. Unless otherwise specified in the corporation's articles of incorporation, directors are also permitted to amend the By-laws, other than By-laws establishing greater quorums or voting requirements for stockholders or directors, unless the By-laws prohibit the directors from doing so. Directors may not amend the By-laws to change the quorum or voting requirements for stockholders, and directors may amend the By-laws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

Amendments to Charter. Under the DGCL, charter amendments require the approval of the directors and the vote of the holders of a majority of the outstanding stock and a majority of each class of stock outstanding and entitled to vote thereon as a class, unless the certificate of incorporation requires a greater proportion. In addition, the DGCL requires a class vote by an affected class when, among other things, an amendment will adversely affect the powers, preferences or special rights of a class of stock. Under the CBCA, charter amendments other than ministerial amendments, which may be authorized by the directors without stockholder action, require the approval of the directors and the vote of the holders of a majority of the outstanding stock of each voting group entitled to vote thereon as a class, unless the articles of incorporation or By-laws require a different proportion.

Interested Director Transactions. Both the DGCL and the CBCA provide that no transaction between a corporation and one or more of its directors or officers or any entity in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason. In addition, no such transaction shall be void or voidable solely because the director or officer is present at, participates in, or votes at the meeting of the board of directors or committee which authorizes the transaction. In order that such a transaction not be found void or voidable, it must, after full disclosure of all material facts, be approved by the disinterested directors, a committee of disinterested directors, or the stockholders, or the transaction must be fair as to the corporation. Delaware judicial decisions have established that stockholder approval must be by disinterested majority to cleanse a transaction and that an unfair transaction is not immune to scrutiny by virtue of stockholder or board of director approval or ratification.

Dividends and Repurchases of Stock. Under the DGCL, a corporation generally is permitted to declare and pay dividends out of any surplus or out of net profits for the current and/or preceding fiscal year, provided that such dividends will not reduce capital below the amount of capital represented by all classes of stock having a preference upon the distribution of assets (meaning that the corporation’s assets both before and after the dividend must exceed its liabilities, plus the stated capital allocated to preferred stock having a dividend or liquidation preference). Also under the DGCL, a corporation may generally redeem or repurchase shares of its stock unless capital is impaired or unless such redemption or repurchase impair the capital of the corporation (that is, cause the corporation’s general liabilities to exceed the sum of its assets plus its stated capital). A Delaware corporation may repurchase or redeem shares from capital if (1) such shares are entitled to a preference on distribution of assets, or (2) if no such preferred shares are outstanding, to the extent that the shares being repurchased or redeemed will be retired and capital will be reduced, provided that the corporation’s remaining assets will be sufficient to satisfy it liabilities. Under the CBCA, the payment of distributions, including the repurchase of stock, is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of stockholders whose preferential rights upon dissolution of the corporation are greater than those of the stockholders receiving the dividend.

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Sales, Lease or Exchange of Assets and Re-Incorporations. The DGCL requires the approval of the directors and the vote of the holders of a majority of the outstanding stock entitled to vote thereon for the sale, lease, or exchange of all or substantially all of a corporation's property and assets or a conversion, merger or consolidation of the corporation with or into any other corporation, although the certificate of incorporation may impose a higher stockholder vote. The CBCA provides that the sale, lease, or exchange of all or any portion of a corporation's assets in the corporation's usual and regular course of business may be authorized by the corporation's directors, without approval of the corporation's stockholders. Sale, lease, or exchange of all or substantially all of a corporation's assets other than in the usual and regular course of the corporation's business, or a re-incorporation or consolidation of the corporation into any other corporation, requires approval of the directors and the vote of the holders of a majority of each class of outstanding stock entitled to vote thereon, although the corporation's articles of incorporation or By-laws may require a higher vote.

Inspection Rights. Under the DGCL, stockholders, on written demand, under oath, stating a proper purpose reasonably related to their interests as stockholders, have the right during normal business hours to inspect a corporation's stock ledger, stockholder list, and other books and records. If the corporation refuses to permit access or does not reply within five days of the written demand, the stockholder making the demand may institute a proceeding to compel access. Where the stockholder seeks access to corporate books and records other than a stock ledger or stockholder list, the burden is on the stockholder making the demand to establish such stockholder's status as a “stockholder” within the meaning of the DGCL, that proper demand was made, and that the information is sought for a proper purpose. With respect to a demand to examine the stock ledger or stockholder list, the corporation has the burden to establish an improper purpose for the request. Under the CBCA, a corporation's stockholders have the right to inspect, during regular business hours, the corporation's articles of incorporation, By-laws, records of all meetings of stockholders, records of actions taken by stockholders without a meeting within the prior three years, all written communications within the prior three years to all stockholders as a group or to holders of any class or series of stock as a group, a list of the names and business addresses of the corporation's current officers and directors, the most recent corporate report delivered to the Colorado Secretary of State, and all financial statements prepared for periods ending during the prior three years, upon written demand given at least five business days before the date upon which such stockholder wishes to inspect and copy such records. Pursuant to the CBCA, stockholders also may, upon written demand at least five days prior to such inspection and during regular business hours, inspect excerpts from minutes of any directors' meeting or action of directors taken without a meeting, records of any action taken by stockholders without a meeting, excerpts of any action taken by a committee of the directors while such committee was acting in place of the directors, waivers of notices of any meeting of stockholders, directors, or a committee of directors, accounting records of the corporation and the records of stockholders, provided that the stockholder meets the following conditions: (i) the demand for such inspection is made in good faith for a proper purpose, (ii) the stockholder has been a stockholder of the corporation for at least three months immediately proceeding the demand, or holds at least five percent of all outstanding shares of any class of stock, (iii) the purpose and the records which the stockholder wishes to inspect are described with reasonable particularity, and (iv) the records to be inspected are directly connected with the described purpose.

Appraisal Rights. Dissenting stockholders have the right to obtain the fair value of their shares (so-called "appraisal rights") in more circumstances under the CBCA than under the DGCL. Under the DGCL, appraisal rights are available in connection with a statutory conversion or consolidation in certain specified situations. Appraisal rights are not available when a corporation is to be the surviving corporation and no vote of its stockholders is required to approve the re-incorporation. Appraisal rights are not available under the DGCL in the event of the sale, lease, or exchange of all or substantially all of a corporation's assets or the adoption of an amendment to its certificate of incorporation, unless such rights are granted in the corporation's certificate of incorporation.

Under the CBCA, a properly dissenting stockholder is entitled to receive the appraised value of the shares owned by the stockholder when the corporation votes (i) to sell, lease, or exchange all or substantially all of its property and assets other than in the regular course of the corporation's business, (ii) to merge or consolidate with another corporation, or (iii) to participate in a share exchange. A right to dissent and receive the appraised value of a stockholder’s shares may also be granted within the By-laws of the corporation or by a resolution of the directors.

Both the DGCL and the CBCA provide that, unless otherwise provided in the corporation's charter, no appraisal rights are available to holders of shares of any class of stock which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (b) held of record by more than 2,000 stockholders. The above limitations do not apply if the stockholders are required by the terms of the re-incorporation to accept anything other than: (i) shares of stock of the surviving corporation; (ii) shares of stock of another corporation which are or will be so listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by Nasdaq or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares of such stock; or (iv) any combination thereof.

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Business Combination Statute. The DGCL has a “business combination” statute which provides that, if a person acquires 15% or more of the stock of a Delaware corporation without the approval of the board of directors of that corporation (an “interested stockholder”), he may not engage in certain transactions with the corporation for a period of three years. The DGCL includes certain exceptions to this prohibition; for example, if the board of directors approves the acquisition of stock or the transaction prior to the time that the person became an interested stockholder, if the board of directors and at least 66-2/3% of the disinterested stockholders approve the business combination at a duly convened special or annual meeting  (and not by written consent) or if the interested stockholder acquires 85% of the voting stock of the corporation (excluding voting stock owned by directors who are also officers and certain employee stock plans) in one transaction, or if the transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested stockholder. There is no similar provision limiting business combinations with interested stockholders in the CBCA, but the CBCA requires the vote of a majority of the outstanding shares of each class of shares entitled to vote thereon to approve any re-incorporation or the sale, lease, exchange, or other disposition of all, or substantially all, of the assets of the corporation, unless the articles of incorporation contain a provision establishing a different proportion.

Stockholder Preemptive Rights. Unlike the CBCA, the DGCL does not specifically afford to stockholders a preemptive right to acquire proportional amounts of unissued shares of stock which are offered for sale by the corporation. The CBCA provides that, except to the extent the articles of incorporation limit or deny preemptive rights, stockholders have a preemptive right to acquire unissued shares or securities convertible into such shares, except that preemptive rights do not exist (i) to acquire any shares issued to directors, officers, or employees pursuant to approval by the affirmative vote of the holders of a majority of the shares entitled to vote thereon or when authorized by and not inconsistent with a plan theretofore approved by such a vote of the stockholders; or (ii) to acquire any shares sold otherwise than for cash. The Amended and Restated Articles of Incorporation provides that, unless otherwise determined by the directors or agreed to in writing by the corporation, there shall be no preemptive rights for stock.

Consideration of Societal Factors. The Delaware Supreme Court has held that, in discharging their responsibilities, directors may consider constituencies other than stockholders, such as creditors, customers, employees and perhaps even the community in general, as long as there are rationally related benefits accruing to stockholders as well. The Delaware Supreme Court has held, however, the concern for non-stockholders interests is inappropriate when a sale of the company is inevitable and an auction among active bidders is in progress. It is anticipated that the Delaware Certificate of Incorporation and Delaware By-laws will not directly discuss consideration of societal factors.

Stockholder Derivative Suits. Under both the DGCL and the CBCA law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. The CBCA provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff stockholder to furnish a security bond. The DGCL does not have a similar bonding requirement.

Failure to Hold an Annual Meeting of Stockholders. The DGCL provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or last action by written consent to elect directors in lieu of an annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order that an annual meeting be held. The CBCA provides that if a corporation fails to hold an annual meeting within the earlier of six months after the close of the corporation’s fiscal year or 15 months after the last annual meeting, a Colorado district court may order an election upon the application of any stockholder entitled to participate in the annual meeting or on application of any person who participated in a call or demand for a special meeting, if notice was not provided pursuant to a lawful demand or the special meeting was not held in accordance with the notice.

Effective Time

If the Re-Incorporation is approved, the Re-Incorporation will become effective upon the filing of, or at the later date and time specified in (as applicable), the Colorado Certificate of Conversion with the Secretary of State of Colorado and the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the Secretary of State of Delaware, in each case upon acceptance thereof by the Colorado Secretary of State and the Delaware Secretary of State, as applicable. If the Re-Incorporation is approved, it is anticipated that the Board will cause the Re-Incorporation to be effected as promptly as reasonably possible following such approval. However, the Re-Incorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time, whether before or after the approval by the Company's stockholders, if the Board determines for any reason, in its sole judgment and discretion, that the consummation of the Re-Incorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effect on Common Stock

After the effective date of the Re-Incorporation, the Company will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. The Common Stock will initially continue to be reported on the OTC Electronic Bulletin Board under the symbol “SSPC.” After the effective date of the Re-Incorporation, outstanding shares of Common Stock will remain fully paid and non-assessable.

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Effect on Registered Certificated Shares

Stockholders will not be required to exchange their Company stock certificates for new Company (Delaware) stock certificates. Following the effective time of the Reincorporation, any Company (Colorado) stock certificates submitted to the Company for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for Company (Delaware) stock certificates. Stockholders of the Company should not destroy any stock certificate(s) and should not submit any certificate(s) to the Company unless and until requested to do so.

Effect of Not Obtaining the Required Vote for Approval

If the Re-Incorporation proposal fails to obtain the requisite vote for approval, the Re-Incorporation will not be consummated and the Company will continue to be incorporated in Colorado.

Regulatory Approval

To the Company's knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Re-Incorporation will be the filing of the Colorado Certificate of Conversion with the Secretary of State of Colorado and the filing of the Delaware Certificate of Incorporation and the Delaware Certificate of Conversion with the Secretary of State of Delaware.

Interested Parties

Except as described above with regard to potential benefits to be received by the officers and directors of the Company arising from the liability limitation and indemnification provisions under the DGCL, no director or executive officer of the Company has any interest, direct or indirect, in the Re-Incorporation other than any interest arising from the ownership of Common Stock.

Circular 230 Tax Disclosures

Certain federal income tax consequences of the proposed transactions described herein are discussed below in the Sections entitled "Certain Federal Income Tax Consequences of the Re-Incorporation". These discussions are based upon the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. We have not requested, and do not presently intend to request, a ruling from the Internal Revenue Service, or an opinion of counsel, regarding these tax issues. Further, these discussions do not address all federal income tax consequences that may be relevant to a particular holder of shares of Common Stock or options to acquire Common Stock, or any foreign, state or local tax considerations.

The following disclosures are intended to comply with applicable Treasury Regulations. The discussions of certain federal income tax consequences referenced above and set forth below are not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer. These discussions of certain federal income tax consequences are written to support the promotion or marketing of the transactions described herein. Accordingly, holders of Common Stock and options and other rights to acquire Common Stock are strongly urged to seek advice based on each holder's own particular circumstances from an independent tax advisor.

Certain Federal Income Tax Consequences of the Re-Incorporation

The following discussion addresses certain of the material federal income tax consequences of the Re-Incorporation that are applicable to holders of shares of Common Stock.

The Board believes that the Re-Incorporation of the Company from Colorado to Delaware will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Accordingly, it would generally be the case for federal income tax purposes that: (i) no gain or loss will be recognized by the holders of shares of Common Stock upon consummation of the Re-Incorporation, (ii) the aggregate tax basis of shares of Company Common Stock received in the Re-Incorporation will be the same as the aggregate tax basis of shares of Common Stock exchanged in the Re-Incorporation, (iii) the holding period of the shares of Company Common Stock received in the Re-Incorporation will include the period for which shares of the Common Stock were held, and (iv) the Company will not recognize any gain or loss as a result of the Re-Incorporation.

THE BOARD RECOMMENDS THAT stockholders VOTE "FOR" THE RE-INCORPORATION.

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PROPOSAL VII

APPROVAL OF NAME CHANGE

Summary

The Board believes that it is in the best interests of the Company to change its name from “The SpendSmart Payments Company” to “SpendSmart Networks, Inc.” to better reflect the Company’s current business structure. If approved by the stockholders, the Name Change will be effected, if at all, only upon a determination by the Board that the Name Change is in the best interests of the Company at that time.

Reasons for the Name Change

We plan to move forward with a new marketing campaign based on our recent acquisition of substantially all of the assets of Intellectual Property Management, Inc. d/b/a SMS Masterminds, and believe a new corporate name will assist us in this process. Additionally, our management and our board of directors believe that the proposed Name Change will better reflect our corporate identity.  Based on our consumer, customer and overall market research, we have determined that SpendSmart Networks, Inc., the proposed new name of the company, elicits a more positive response than our current corporate name. We believe the marketplace will positively receive the new name and associated branding.

Effect of the Name Change

The Name Change will not affect in any way the validity or transferability of stock certificates outstanding, the capital structure of the Company or the trading of the Company’s stock on the OTCQB (the “OTCQB”).  It will not be necessary for stockholders to surrender their existing stock certificates for purposes of the proposed Name Change only.  Instead, when certificates are presented for transfer, new certificates bearing the name “SpendSmart Networks, Inc.” will be issued.  STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Currently our common stock is quoted on the OTCQB under the symbol “SSPC.”  It is not anticipated that the common stock will trade under a new symbol following the proposed name change.  A new CUSIP number will also be assigned to the common stock following the proposed name change, if the stockholders approve of the name change.

No Dissenters’ Appraisal Rights

Stockholders have no dissenters’ appraisal rights under the Colorado Business Corporation Act, the Company’s Amended and Restated Articles of Incorporation or the Company’s bylaws in connection with the Name Change.

THE BOARD RECOMMENDS THAT stockholders VOTE "FOR" THE NAME CHANGE.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer of our Company at any time since the beginning of our fiscal year as of September 30, 2013 and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon, except for directors and officers holding options under the 2013 Plan and the Amended 2013 Plan as indicated in Security Ownership of Certain Beneficial Owners and Management.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, or if you are receiving multiple sets of proxy materials and wish to receive only one, please notify your broker. Stockholders who currently receive multiple sets of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

32

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for the next annual meeting of stockholders is a reasonable time before we begin to print and send our proxy materials. Proposals received after such time will be considered untimely. In addition, the acceptance of such proposals is subject to the Securities and Exchange Commission guidelines.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with that act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street NE, Washington, DC 20549 or may be accessed at www.sec.gov.

By Order of the Board of Directors

/s/ Joseph Proto
Joseph Proto
Chairman
May ___, 2014

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Alex Minicucci
02 Joseph Proto
03 William Hernandez
04 Isaac Blech
05 Cary Sucoff
06 Patrick M. Kolenik
07 Jerold Rubinstein
08 Christopher Leong
09 Michael R. McCoy

The Board of Directors recommends you vote FOR proposals 2 and 3:	For	Against	Abstain
2. To ratify the appointment of EisnerAmper LLP as the Company's independent registered public accounting firm for the Company for the fiscal year ending September 30, 2014.	☐	☐	☐
3. To approve a non-binding advisory resolution supporting the compensation of our named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain
4. To approve a non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000212768_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-k is/are available at www.proxyvote.com .

THE SPENDSMART PAYMENTS COMPANY
Annual Meeting of Stockholders
June 16, 2014 11:30 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joseph Proto and Alex Minicucci, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and Series C Convertible Preferred Stock of THE SPENDSMART PAYMENTS COMPANY that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 11:30 AM, EST on June 16, 2014, at the RXR Plaza East Tower, 15th Floor Uniondale, New York 11556, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000212768_2 R1.0.0.51160

Continued and to be signed on reverse side

Appendix A

THE SPENDSMART PAYMENTS COMPANY

AMENDED AND RESTATED 2013 EQUITY INCENTIVE PLAN

1)	PURPOSES.

a)	ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

b)	AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Non-statutory Stock Options, (iii) stock bonuses, and (iv) rights to acquire restricted stock.

c)	GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2)	DEFINITIONS.

a)	"AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

b)	"BOARD" means the Board of Directors of the Company.

c)	"CODE" means the Internal Revenue Code of 1986, as amended.

d)	"COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c).

e)	"COMMON STOCK" means the common stock of the Company.

f)	"COMPANY" means The SpendSmart Payments Company, a Colorado corporation.

g)	"CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

h)	"CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service.

The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

i)	"COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

j)	"DIRECTOR" means a member of the Board of Directors of the Company.

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k)	"DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

l)	"EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

m)	"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

n)	"FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

(1)	If the Common Stock is listed on any established stock exchange or traded on any other public market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

(2)	In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(3)	Prior to the Listing Date, the value of the Common Stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

o)	"INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

p)	"LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an inter-dealer quotation system if such securities exchange or inter-dealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

q)	"NON-EMPLOYEE DIRECTOR" means a Director of the Company who either

(1)	is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or

(2)	is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

r)	"NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

s)	"OFFICER" means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

t)	"OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

u)	"OPTION AGREEMENT" means a written agreement between the Company and an Option holder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

v)	"OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

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w)	"OUTSIDE DIRECTOR" means a Director of the Company who either

(1)	is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or

(2)	is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

x)	"PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

y)	"PLAN" means this The SpendSmart Payments Company Amended and Restated 2013 Equity Incentive Plan.

z)	"RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

aa)	"SECURITIES ACT" means the Securities Act of 1933, as amended.

bb)	"STOCK AWARD" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

cc)	"STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

dd)	"TEN PERCENT SHAREHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3)	ADMINISTRATION.

a)	ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

b)	POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

i)	To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

ii)	To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

iii)	To amend the Plan or a Stock Award as provided in Section 12.

iv)	Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

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c)	DELEGATION TO COMMITTEE.

i)	GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

ii)	COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

4)	SHARES SUBJECT TO THE PLAN.

a)	SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 10,000,000 shares of Common Stock.

b)	REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any Common Stock acquired pursuant to the exercise of an Option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

c)	SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

d)	ASSUMPTION OR SUBSTITUTION OF OPTIONS. The Board may, without affecting the number of shares of Stock available pursuant to Section 4.1, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock or reorganization upon such terms and condition as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5)	ELIGIBILITY.

a)	ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

b)	TEN PERCENT SHAREHOLDERS. No Ten Percent Shareholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

i)	Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for the grant of a Nonstatutory Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant.

ii)	Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for a restricted stock award unless the purchase price of the restricted stock is at least one hundred percent (100%) of the Fair Market Value of the Common Stock at the date of grant.

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c)	SECTION 162(m) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than 15,000,000 shares of the Common Stock during any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5(c) shall not apply until

i)	the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of shareholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or

ii)	such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6)	OPTION PROVISIONS. Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)	TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)	EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than 110% of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A or Section 424(a) of the Code.

(c)	EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option granted prior to the Listing Date shall be not less than 100% of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than 100% of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(d)	CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by (1) delivery to the Company of other Common Stock, (2) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Participant or (3) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(e)	TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)	TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option granted prior to the Listing Date shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(f), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

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(g)	VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(h)	MINIMUM VESTING PRIOR TO THE LISTING DATE. Notwithstanding the foregoing subsection 6(g), Options granted prior to the Listing Date shall provide for vesting of the total number of shares at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment. However, in the case of such Options granted to Officers, Directors or Consultants, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company; for example, the vesting provision of the Option may provide for vesting of less than twenty percent (20%) per year of the total number of shares subject to the Option.

(i)	TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of

(A) the date that is six (6) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than thirty (30) days, unless such termination is for cause), or

(B) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(j)	EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(k)	DISABILITY OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of

a)	the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or

b)	the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(l)	DEATH OF OPTIONHOLDER. In the event (i)an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

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(m)	EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Subject to the "Repurchase Limitation" in subsection 10(h), any unvested shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

(n)	RIGHT OF REPURCHASE. Subject to the "Repurchase Limitation" in subsection 10(h), the Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares acquired by the Optionholder pursuant to the exercise of the Option.

(o)	RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares exercised pursuant to the Option. Except as expressly provided in this subsection 6(o), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

(p)	RE-LOAD OPTIONS. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option shall (i) provide for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

a)	STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

a)	CONSIDERATION. A stock bonus shall be awarded in consideration for past services actually rendered to the Company for its benefit.

b)	VESTING. Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

c)	TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection10(h), in the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

d)	TRANSFERABILITY. For a stock bonus award made before the Listing Date, rights to acquire shares under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a stock bonus award made on or after the Listing Date, rights to acquire shares under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

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b)	RESTRICTED STOCK AWARDS. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a)	PURCHASE PRICE. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. For restricted stock awards made prior to the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made or at the time the purchase is consummated. For restricted stock awards made on or after the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

(b)	CONSIDERATION. The purchase price of stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii)at the discretion of the Board, according to a deferred payment or other arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

(c)	VESTING. Subject to the "Repurchase Limitation" in subsection10(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(d)	TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

(e)	TRANSFERABILITY. For a restricted stock award made before the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a restricted stock award made on or after the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8)	COVENANTS OF THE COMPANY.

a)	AVAILABILITY OF SHARES. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

b)	SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

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9)	USE OF PROCEEDS FROM STOCK. Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10)	MISCELLANEOUS.

a)	ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

b)	SHAREHOLDER RIGHTS. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

c)	NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant or other holder of Stock Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

d)	INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

e)	INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

f)	WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

g)	INFORMATION OBLIGATION. Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

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h)	REPURCHASE LIMITATION. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any repurchase option contained in a Stock Award granted prior to the Listing Date to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

i)	FAIR MARKET VALUE. If the repurchase option gives the Company the right to repurchase the shares upon termination of employment at not less than the Fair Market Value of the shares to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock") and (ii) the right terminates when the shares become publicly traded.

ii)	ORIGINAL PURCHASE PRICE. If the repurchase option gives the Company the right to repurchase the shares upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety(90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").

11)	ADJUSTMENTS UPON CHANGES IN STOCK.

a)	CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. The Board, the determination of which shall be final, binding and conclusive, shall make such adjustments. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

b)	DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company other than in an Acquisition (as defined below), then such Stock Awards shall be terminated if not exercised (if applicable) prior to such event, unless such outstanding Stock Awards are assumed by a subsequent purchaser.

c)	CHANGE IN CONTROL.

i)	For the purposes of this Section 11, "Acquisition" shall mean (1) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the shareholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company's voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (2) a sale of all or substantially all of the assets of the Company. All provisions included herein are subject to the requirements and limitations of Section 409A of the Code, if applicable.

ii)	In the event the Company undergoes an Acquisition then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan.

iii)	In the event any surviving corporation or acquiring corporation in an Acquisition refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to (1) Stock Awards which (i) are held by Participants whose Continuous Service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of the Acquisition, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of the Acquisition (and the Stock Awards terminated if not exercised prior to the closing of such Acquisition), and (2) any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to the closing of the Acquisition..

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iv)	In the event the Company undergoes an Acquisition and the surviving corporation or acquiring corporation does assume such Stock Awards (or substitutes similar stock awards for those outstanding under the Plan), then, with respect to each Stock Award held by persons then performing services as Employees or Directors, the vesting of each such Stock Award (and, if applicable, the time during which such Stock Award may be exercised) shall be accelerated and such Stock Award shall become fully vested and exercisable, if any of the following events occurs within one (1) month before or eighteen (18) months after the effective date of the Acquisition: (1) the service to the Company or an Affiliate of the Employee or Director holding such Stock Award is terminated without Cause (as defined below); (2) the Employee holding such Stock Award terminates his or her service to the Company or an Affiliate due to the fact that the principal place of the performance of the responsibilities and duties of the Employee is changed to a location more than fifty (50) miles from such Employee's existing work location without the Employee's express consent (not applicable to Directors); or (3) the Employee holding such Stock Award terminates his or her service to the Company or Affiliate due to the fact that there is a material reduction in such Employee's responsibilities and duties without the Employee's express consent (not applicable to Directors).

v)	For the purposes of this Section11(c), "Cause" means an individual's misconduct, including but not limited to: (1) conviction of any felony or any crime involving moral turpitude or dishonesty, (2) participation in a fraud or act of dishonesty against the Company, (3) conduct that, based upon a good faith and reasonable factual investigation and determination by the Board, demonstrates your gross unfitness to serve, or (4) intentional, material violation of any contract with the Company or any statutory duty to the Company that is not corrected within thirty (30) days after written notice thereof. Physical or mental disability shall not constitute "Cause."

vi)	The acceleration of vesting provided for under this Section 11(c) may be limited in certain circumstances as follows: If any such acceleration (the "Benefit") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code and (ii) but for such acceleration, be subject to the excise tax imposed by Section 4999 of the Code, then such Benefit shall be reduced to the extent necessary (subject to the requirements and limitations of Section 409A of the Code) so that no portion of the Benefit would be subject to such excise tax, as determined in good faith by the Company; provided, however, that if, in the absence of any such reduction (or after such reduction), such Employee believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to such excise tax, the Benefit shall be reduced (or further reduced) to the extent determined by such Employee in his or her discretion so that the excise tax would not apply. If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service ("IRS") determines that such Employee is liable for the excise tax as a result of the Benefit, then such Employee shall be obligated to return to the Company, within thirty (30) days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by such Employee constitutes a "parachute payment" within the meaning of Section 280G of the Code that is subject to the excise tax.

12)	AMENDMENT OF THE PLAN AND STOCK AWARDS.

a)	AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule16b-3 or any NASDAQ or securities exchange listing requirements. Notwithstanding any other provision of the Plan or any Option Agreement to the contrary, the Board may, in its sole and absolute discretion and with the consent of any Optionee, amend the Plan or any Option Agreement, to take effect retroactively or otherwise, as it seems necessary or advisable for the purpose of conforming the Plan or such Option Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code.

b)	SHAREHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

c)	CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

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d)	NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

e)	AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13)	TERMINATION OR SUSPENSION OF THE PLAN.

a)	PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 8, 2023. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

b)	NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14)	EFFECTIVE DATE OF PLAN. The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

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Appendix B

CERTIFICATE OF INCORPORATION

OF

THE SPENDSMART PAYMENTS COMPANY

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

The undersigned, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware (“GCL”), does hereby certify as follows:

ARTICLE FIRST:           The name of the corporation is The SpendSmart Payments Company.

ARTICLE SECOND:      Its Registered Office in the State of Delaware is to be located 2711 Centerville Road, Suite 400, Wilmington, DE in the county of New Castle, 19808. The name of the Corporation’s Registered Agent is Corporation Service Company.

ARTICLE THIRD:        The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the GCL. The Corporation is to have perpetual existence.

ARTICLE FOURTH:      CAPITAL STOCK.

A.           Classes and Number of Shares. The total number of shares of capital stock that the Corporation shall have authority to issue is three hundred ten million (310,000,000), consisting of three hundred million (300,000,000) shares of common stock, $.001 par value per share (the “Common Stock”), and ten million (10,000,000) shares of preferred stock, $.001 par value per share (the “Preferred Stock”).

B.           Ability to Reclassify. The Board of Directors may classify and reclassify any unissued shares of any class of capital stock by establishing or changing in anyone or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. Subject to the terms and conditions of any outstanding capital stock, the power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of stock that have a priority as to distributions and upon liquidation and to divide and classify shares of any class into one or more series of such class by determining, fixing or altering one or more of the following:

(1)         The distinctive designation of such class or series and the number of shares to constitute such class or series; provided, however, that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification and any shares of a class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this Section B(1) of Article Fourth.

(2)         Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

(3)         Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

(4)         Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

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(5)         Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and different redemption dates and whether or not there shall be any sinking fund or purchase account in respect thereof and, if so, the terms thereof.

(6)         The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

(7)         Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of such dividends or making of distributions on, or the acquisitions of, or the use of moneys for purchase or redemption of any stock of the Corporation, or upon any other action of the Corporation, including action under this Section B(7) of Article Fourth and, if so, the terms and conditions thereof.

(8)         Any other preferences, rights, restrictions including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Articles of Incorporation of the Corporation.

The terms of any capital stock classified or reclassified pursuant to the powers of the Board of Directors as set forth herein shall be set forth in a subsequent amendment to these articles filed for record with the Secretary of State of the State of Delaware prior to the issuance of any such capital stock (any such articles defined herein as "Articles Supplementary").

C.           Voting Rights.

(1)         Common. Each share of Common Stock shall have one vote.

(2)         Preferred. Each share of Preferred Stock shall have the vote provided herein or in the Certificate of Designations related thereto.

(3)         No Cumulative Voting. The Corporation shareholders shall not be allowed to cumulate their votes in the election of the Corporation’s directors.

D.           Terms of Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as provided herein, each share of Common Stock shall be equal to every other share of Common Stock.

(1)         Dividend Rights. Subject to the provisions of law and any preferences of any class of Preferred Stock, dividends, including dividends payable in shares of another class of the Corporation's stock, may be paid on the Common Stock of the Corporation at such time and in such amounts as the Board of Directors may deem advisable.

(2)         Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any class of Preferred Stock having a preference on distribution in liquidation, dissolution or winding up of the Corporation shall be entitled, together with the holders of any other class of Preferred Stock not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining net assets of the Corporation.

(3)         Redemption. The Common and Preferred Stock are not subject to redemption, except as may be provided by applicable laws herein or in the Certificate of Designations of such Preferred Stock.

(a)          Owners Required to Provide Information. Each Person who is a Beneficial Owner of an interest in the Common Stock or Preferred Stock and each Person (including the shareholder of record) who is holding Common Stock or Preferred Stock for a Beneficial Owner of an interest in the Common Stock or Preferred Stock shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine its actual shareholders. For purposes of this Section 3(a), Beneficial Owner shall mean The ownership of Common Stock or Preferred Stock by a person directly, beneficially or as a result of being treated as an actual or constructive owner of such stock. The terms "Beneficial Owner, ""Beneficially Owns," "Beneficially Owned" and "Beneficially Owning" shall have the correlative meanings.

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(b)          Ambiguity. In the case of an ambiguity in the application of any of the provisions of these Amended Articles, including any definition contained herein, the Board of Directors shall have the power to determine the application of the provisions hereof with respect to any situation based on the facts known to it.

(4)         Legend. Each certificate for Common Stock shall bear the following legend:

The Corporation is authorized to issue two classes of capital stock which are designated as Common Stock and Preferred Stock. The Board of Directors is authorized to determine the preferences, limitations and relative rights of the Preferred Stock before the issuance of any Preferred Stock. The Corporation will furnish, without charge, to any shareholder making a written request therefor, a copy of the Corporation's Articles and a written statement of the designations, and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption applicable to each class of stock. Requests for such written statement may be directed to the Corporation at its principal executive offices, Attention: Secretary.

E.           Terms of Preferred Stock. The Preferred Stock shall be divided into series. The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law, to provide for the issuance, in one or more series, of all or any of the shares of the Preferred Stock, and by filing a certificate pursuant to the applicable law of the State of Delaware to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series (or that such shares shall have no voting powers), and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. Except as provided herein, the Board of Directors is also expressly authorized (unless forbidden in the Articles Supplementary establishing the series) to increase or decrease (but not below the number of shares of the series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without the vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the Articles Supplementary establishing any series of Preferred Stock.

ARTICLE FIFTH: Series C Convertible Preferred Stock.

1.           Designation: Series C Convertible Preferred Stock, $0.001 par value.

(a)          Stated Value.  The stated value of the Series C Preferred Stock shall be $3.00 per share (the “Stated Value”), subject to adjustment for stock splits, dividends, combinations and related transactions with respect to the Series C Preferred Stock and Common Stock (as hereinafter defined).

(b)          Number and Designation.  4,299,081 shares of the Preferred Stock of the Corporation shall be designated as Series C Convertible Preferred Stock (the “Series C Preferred Stock”), which shall not be subject to increase without the written consent of a majority of the holders of the Series C Preferred Stock (each, a “Holder” and collectively, the “Holders”), unless otherwise specified herein

(c)          Rank.  The Series C Preferred Stock shall rank, with respect to rights on liquidation, dissolution and winding up, (i) senior to (A) the Corporation’s common stock, $.001 par value per share (“Common Stock”), and (B) each other class of capital stock of the Corporation or series of Preferred Stock of the Corporation established hereafter by the Board of Directors of the Corporation, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series C Preferred Stock as to rights on liquidation, dissolution and winding up of the Corporation (the securities in this clause (i) collectively referred to as “Junior Securities”); (ii) on a parity with each other class of capital stock of the Corporation or series of Preferred Stock of the Corporation established hereafter by the Board of Directors of the Corporation, the terms of which expressly provide that such class or series will rank on a parity with the Series C Preferred Stock as to rights on liquidation, dissolution and winding up of the Corporation (the securities in this clause (ii) collectively referred to as “Parity Securities”); and (iii) junior to each other class of capital stock of the Corporation or series of Preferred Stock of the Corporation established hereafter by the Board of Directors of the Corporation, the terms of which expressly provide that such class or series will rank senior to the Series C Preferred Stock as to rights on liquidation, dissolution and winding up of the Corporation (the securities in this clause (iii) collectively referred to as “Senior Securities”).  The definitions of Junior Securities, Parity Securities and Senior Securities also shall include any rights or options exercisable for or convertible into any of the Junior Securities, Parity Securities and Senior Securities, as the case may be.

2.     Dividends.  No dividends shall be paid to the Holders of Series C Preferred Stock.

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3.     Liquidation Preference.

(a) In the event of any merger, sale (of substantially all of the Corporation’s stock or assets) or liquidation of the Corporation, whether voluntary or involuntary (a “Liquidation Event”), before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities and after and subject to the payment in full of all amounts required to be distributed to the holders of the Senior Securities in the event of any liquidation, dissolution or winding up of the Corporation, the holders of Series C Preferred Stock shall be entitled to receive in preference to the holders of Junior Securities and pari passu with the holders of Parity Securities an amount per share (the “Liquidation Preference”) equal to the sum of 100% of the Stated Value with respect to each share of Series C Preferred Stock. If, upon the occurrence of any Liquidation Event, the assets of the Corporation, or proceeds thereof, distributable after payment in full of the Senior Securities shall be insufficient to pay in full the preferential amount aforesaid to the holders of the shares of Series C Preferred Stock and liquidating payments on any Parity Securities, then the assets of the Corporation, or the proceeds thereof, shall be distributed among the holders of shares of Series C Preferred Stock and any such Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series C Preferred Stock and any such Parity Securities if all amounts payable thereon were paid in full.

(b) Unless waived by the holders of a majority of the Series C Preferred Stock then outstanding, the occurrence of any of the following events shall be deemed to be a Liquidation Event:

(i) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, in which either (A) a majority of the outstanding shares of capital stock are exchanged for other securities or consideration or (B) the Corporation shall not be the continuing or surviving entity of such consolidation, merger or reorganization;

(ii) any transaction or related transactions occurring after the Original Issue Date (as defined below) as a result of which securities representing in excess of 51% of the Corporation’s voting power are transferred and/or issued; or

(iii) any sale or transfer (including, without limitation, by merger, consolidation or reorganization) in any transaction or series of related transactions of all or substantially all of the assets of the Corporation and its subsidiaries taken as a whole.

(c) Subject to the rights of the holders of any Senior Securities or Parity Securities, after payment shall have been made in full to the holders of the Series C Preferred Stock, as provided in Section 3(a), any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed to holders of capital stock of the Corporation, and the holders of the Series C Preferred Stock shall not be entitled to share therein.

4.     Conversion Rights. Holders of shares of Series C Preferred Stock shall have the following conversion rights and obligations:

(a) Voluntary Right to Convert.  At the Holder’s sole option, each share of Series C Preferred Stock may be convertible, at any time and from time to time, from and after the Original Issue Date (as defined below) into that number of shares of Common Stock (the “Voluntary Conversion Shares”) determined by dividing the Stated Value by the Conversion Price (as defined below).

(b) Mandatory Conversion.  At the Corporation’s sole option, each outstanding share of Series C Preferred Stock may be converted into shares of Common Stock at the applicable Conversion Price immediately prior to the close of business on the date that the volume weighted average price of the Common Stock, based on the closing price on the or any other market or exchange where the same is traded, shall exceed $4.00 per share for any 30 consecutive trading days anytime from the Original Issue Date with an average daily trading volume of 100,000 shares (collectively the “Mandatory Conversion Triggers”) (such numbers shall be proportionally adjusted for dividends, stock splits, Common Stock combinations and recapitalizations involving the Common Stock).

(c) Conversion Price.  The “Conversion Price” of the Series C Preferred Stock shall be $0.75, subject to adjustment as described herein. The number of shares of Common Stock issuable upon conversion of each share of Series C Preferred Stock (the “Mandatory Conversion Shares”) pursuant to Sections 4(a) and 4(b) shall equal (i) the aggregate Series C Stated Value for the shares of Series C Preferred Stock being converted, divided by (ii) the Conversion Price.

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(d) Mechanics of Conversion.

(i) Voluntary Conversion Mechanics. The Holder will give notice of its decision to exercise its right to convert the Series C Preferred Stock pursuant to Section 4(a) by delivering an executed and completed Notice of Conversion to the Corporation as provided in Section 6(a). The conversion election shall be deemed to be effective upon receipt by the Corporation.  If the Notice of Conversion is received by the Corporation after 3:00 p.m. Eastern Time on any day, it shall be deemed to be received the next following business day (in either case, the “Conversion Date”). The Holder will not be required to surrender the Series C Preferred Stock certificate until in each case the Series C Preferred Stock has been fully converted. The Corporation shall issue the shares of Common Stock promptly following surrender by the Holder of the certificate(s) representing the shares of Series C Preferred Stock to the Corporation. The Corporation will itself or cause the Corporation’s transfer agent to transmit the Corporation’s Common Stock certificates representing the Common Stock issuable upon conversion of the Series C Preferred Stock to the Holder via express courier for receipt by such Holder within five (5) trading days after receipt by the Corporation of the Notice of Conversion (the “Delivery Date”). In the event the Common Stock is electronically transferable, then delivery of the Common Stock must be made by electronic transfer provided request for such electronic transfer has been made by the Holder.  A Series C Preferred Stock certificate representing the balance of the Series C Preferred Stock not so converted will be provided by the Corporation to the Holder if requested by Holder, provided the Holder has delivered the original Series C Preferred Stock certificate to the Corporation.  To the extent that a Holder elects not to surrender Series C Preferred Stock for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Corporation against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount of the Series C Stated Value then owned by the Holder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.  Shares of Series C Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

(ii) Mandatory Conversion Mechanics. The Corporation shall effect such conversion by providing the Holders with written notice as provided in Section 6(a) and (i) stating that the Mandatory Conversion Triggers have been satisfied, (ii) specifying the then applicable Conversion Price of the Series C Preferred Stock, the number of shares of Series C Preferred Stock owned prior to the conversion, and the number of shares of Common Stock to be received as a result of such conversion, and (iii) the date on which such conversion shall be consummated (the “Mandatory Conversion Date”). The calculations and entries set forth in the Corporation’s notice shall control in the absence of manifest or mathematical error. From and after the date of issuance of such notice by the Corporation, the shares of Series C Preferred Stock shall be null and void and only represent the right to receive the shares of Common Stock due upon conversion thereof. The Corporation shall issue the shares of Common Stock promptly following surrender by the Holder of the certificate(s) representing the shares of Series C Preferred Stock to the Corporation.

(iii) Delivery of Conversion Shares. The Corporation’s obligation to issue and deliver the Voluntary Conversion Shares and the Mandatory Conversion Shares (collectively the “Conversion Shares”) upon conversion of the Series C Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder.

(iv) Date of Conversion. In the case of the exercise of the conversion rights set forth in Section 4(a), the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion.  In the case of the mandatory conversion set forth in Section 4(b), the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued on the Mandatory Conversion Date.  The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record holder of such Common Stock and shall on the same date cease to be treated for any purpose as the record holder of such shares of Series C Preferred Stock so converted.

(v) Adjustments. Upon the conversion of any shares of Series C Preferred Stock no adjustment or payment shall be made with respect to such converted shares on account of any dividend on the Common Stock, except that the Holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

(vi) Fractional Shares. The Corporation shall not be required, in connection with any conversion of Series C Preferred Stock, to issue a fraction of a share of its Series C Preferred Stock or Common Stock and may instead deliver a stock certificate representing the next whole number.

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(e) Limitations of Conversion. Notwithstanding anything to the contrary contained herein, the number of Conversion Shares that may be acquired by the Holder upon conversion of the Series C Preferred Stock (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  The Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the beneficial ownership limitations provision of this Section, provided that the beneficial ownership limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series C Preferred Stock held by the Holder and the provisions of this Section shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of the shares of Series C Preferred Stock.

(f) Stock Dividends and Splits. If the Corporation, shall at any time after the first date of issue of the Series C Preferred Stock (the “Original Issue Date”) and while any share of Series C Preferred Stock is outstanding: (i) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion hereunder), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon conversion as described in this Section 4 shall be proportionately adjusted such that the aggregate Conversion Price hereunder shall remain unchanged.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(g) Subsequent Equity Sales.   Other than in connection with the Exempt Issuances (as defined below) and subject to the Floor Price, if at any time after the Original Issuance Date, the Corporation shall offer, issue or agree to issue (the “Lower Price Issuance”) any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price then in effect (“Per Share Price”), then the Corporation shall issue, for each such occasion, additional shares of Common Stock to each Holder respecting those Shares that remain outstanding and in the hands of such Holder  at the time of the Lower Price Issuance on a weighted average basis. For purposes of this Section 4(g), adjustments to the Conversion Price required by Section 4 hereof shall not result in the reduction of the Conversion Price to a price less than $0.50, as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction (the “Floor Price”). As used herein “Exempt Issuance” means the issuance of (a) Common Stock, warrants or options, in the aggregate, to employees, officers, consultants or directors of the Corporation pursuant to any stock, warrant or option plan or agreement duly adopted for such purpose on or before the Original Issue Date, by the Board of Directors of the Corporation or a majority of the members of a committee of directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding as of the Original Issue Date, provided that such securities have not been amended since the Original Issue Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities; and (c) shares of Common Stock, or securities convertible or exercisable into shares of Common Stock, issued to the Corporation’s (or its successors) shareholders as a dividend or other distribution without payment of any consideration by such shareholders for such additional shares of Common Stock or  securities convertible or exercisable into shares of Common Stock (including the additional shares of Common Stock issuable upon conversion thereof), provided that in such circumstances the adjustment provision provided for in Section 3(a) above shall apply. When any adjustment is required to be made pursuant to this Section 4(g), the Corporation shall promptly mail to the Holder a certificate setting forth the Conversion Price after such adjustment.

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(h) Fundamental Transaction. If, at any time while a share of Series C Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or group of persons whereby such other person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Series C Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation on the conversion of the Series C Preferred Stock set forth above), the number of shares of Common Stock of the successor or acquiring Corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the shares of Series C Preferred Stock is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation on the exercise of the Series C Preferred Stock as described above).  For purposes of any such exercise, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Series C Preferred Stock following such Fundamental Transaction.  The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Article Fifth in accordance with the provisions of this Section pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for the Series C Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Article Fifth which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of the Series C Preferred Stock (without regard to any limitations on the conversion of the Series C Preferred Stock described above) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of the Series C Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Article Fifth referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Article Fifth with the same effect as if such Successor Entity had been named as the Corporation herein.

(i) Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(j) Notice of Adjustments.  Whenever the number of shares to be issued upon conversion of the Series C Preferred Stock is required to be adjusted as provided in this Section 4, the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Corporation’s transfer agent for the Series C Preferred Stock and the Common Stock; and the Corporation shall promptly mail to each Holder of record of Series C Preferred Stock notice of such adjusted conversion price.

(k) Notice of Other Events.  In case at any time the Corporation shall propose:

(i) to pay any dividend or distribution payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the Holders of its Common Stock; or

(ii) any capital reorganization or reclassification of its shares or the merger of the Corporation with another corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock); or

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(iii) the voluntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close or a record be taken for such stock dividend, distribution, or subscription rights, or (B) such capital reorganization, reclassification, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Holders of record of the Series C Preferred Stock.

(l) Reservation of Shares.  The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the conversion of the Series C Preferred Stock will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the conversion of the Series C Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit conversion of the Series C Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(m) Common Stock.  The term “Common Stock” as used in this Article Fifth shall mean the $.001 par value Common Stock of the Corporation as such stock is constituted at the date of issuance thereof or as it may from time to time be changed, or shares of stock of any class or other securities and/or property into which the shares of the Series C Preferred Stock shall at any time become convertible.

(n) Payment of Taxes.  The Corporation shall pay the amount of any and all issue taxes (but not income taxes) which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series C Preferred Stock, but all transfer taxes and income taxes that may be payable in respect of any change of ownership of Series C Preferred Stock or any rights represented thereby or of stock receivable upon conversion thereof shall be paid by the person or persons surrendering such stock for conversion.

(o) Refusal to Convert. In the event a Holder shall elect to convert any shares of Series C Preferred Stock as provided herein, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, or for any other reason unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of said shares of Series C Preferred Stock shall have been sought and obtained by the Corporation or at the Corporation’s request or with the Corporation’s assistance and the Corporation posts a surety bond for the benefit of such Holder equal to 120% of the Stated Value of Series C Preferred Stock sought to be converted, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder in the event it obtains judgment.

(p) Delivery of Certificates. If the Corporation fails to deliver to a holder such certificate or certificates after the Delivery Date, the Corporation shall pay to such holder, in cash, as liquidated damages and not as a penalty, for each share of Series C Preferred Stock being converted, $50 per trading day for each trading day after until such certificates are delivered. The term “trading day” shall mean any day which the exchange or system on which the Corporation’s shares of Common Stock are traded is open.

(o) Buy-In. If the Corporation fails to deliver to a holder the applicable certificate or certificates by the Delivery Date, and if after such Delivery Date such holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the holder’s brokerage firm purchases, shares of Common Stock to deliver in satisfaction of a sale by such holder of the Conversion Shares which such holder was entitled to receive upon the conversion relating to such Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such holder (in addition to any other remedies available to or elected by such holder) the amount by which (x) such holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such holder, either reissue (if surrendered) the shares of Series C Preferred Stock equal to the number of shares of Series C Preferred Stock submitted for conversion or deliver to such holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements. For example, if a holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series C Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such holder $1,000. The holder shall provide the Corporation written notice indicating the amounts payable to such holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

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5.     Voting Rights.

(a) In addition to any voting rights required by law and the special voting rights provided in this Article Fifth, the holders of Series C Preferred Stock shall have the right to the number of votes equal to the number of Conversion Shares then issuable upon conversion of the Series C Preferred Stock held by such Holder in all matters as to which shareholders are required or permitted to vote, and with respect to such vote, such Holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision herein, to vote, together with the holders of Common Stock as a single class, with respect to any question upon which holders of Common Stock have the right to vote. Without limiting the generality of the foregoing the Corporation may take any of the actions by the affirmative vote of the holders of a majority of the Series C Preferred Stock and the Common Stock and other voting Common Stock Equivalents, voting together as one class, with each holder of Series C Preferred Stock having the number of votes set forth above.

(b) Notwitstanding anything else contained herein, each issued and outstanding share of Series C Preferred Stock shall be entitled to one vote if entitled to vote as a separate class and the holders of a majority of the Series C Preferred Stock entitled to vote shall bind the entire class of Series C Preferred Stock.  The Corporation shall give the holders of the Series C Preferred Stock at least 20 days’ prior notice of any matter to be submitted to the Series C Preferred Stockholders for a vote as a separate class.

(c) So long as fifty percent (50%) of the Stated Value as of the final closing (as defined in the Subscription Agreement by and between the Company and each Holder dated as of even date herewith) are outstanding, unless the holders of at least 60% in Stated Value of the then outstanding shares of Series C Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of its subsidiaries (whether or not a subsidiary on the date of issuance) to, directly or indirectly:

(i)  amend its certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of any holder;

(ii) increase or decrease (other than by conversion) the authorized number of the Series C Preferred Stock; provided however that the Company may authorize and issue up to 1,666,667 additional shares of Series C Preferred Stock in the event the Maximum Offering Amount (as defined in the Subscription Agreement by and between the Company and each Holder dated as of even date herewith) is increased to $15,000,000;

(iii)  amend this Article Fifth for the Series C Preferred Stock;

(iv)  repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, common stock equivalents or Junior Securities;

(v)  whether or not prohibited by the terms of the Series C Preferred Stock, circumvent a right of the Series C Preferred Stock; or

(vi)  enter into any agreement or understanding with respect to any of the foregoing.

6.     Miscellaneous.

(a) Notices.  Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, William Hernandez, President, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section.  Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of the Holders.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6 prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6 between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

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(b) Lost or Mutilated Preferred Stock Certificate.  If a Holder’s Series C Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series C Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

(c) Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Article Fifth shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated hereby (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Article Fifth or the transactions contemplated hereby.

(d) Waiver.  Any waiver by the Corporation or a Holder of a breach of any provision of this Article Fifth shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Article Fifth or a waiver by any other Holders.  The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Article Fifth on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Article Fifth.  Any waiver by the Corporation or a Holder must be in writing.

(e) Severability.  If any provision of this Article Fifth is invalid, illegal or unenforceable, the balance of this Article Fifth shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(f) Headings.  The headings contained herein are for convenience only, do not constitute a part of this Article Fifth and shall not be deemed to limit or affect any of the provisions hereof.

ARTICLE SIXTH. Directors.

A.           Number. The number of directors of the Corporation shall be no less than one (1) and no more than eleven (11), which number may be increased or decreased pursuant to the Bylaws of the Corporation.

B.           Written Ballot. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

C.           Removal. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, any director may be' removed from office at any time, but only for cause and only by the affirmative vote of the holders of 66-2/3 percent of the then-outstanding shares of stock entitled to vote generally in the election of directors ("Voting Stock"), voting together as a single class.

D.           Vacancies. Subject to the rights of the holders of any series of Preferred Stock then-outstanding, newly-created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other causes, shall be filled by a majority vote of the shareholders or directors then in office. A director so chosen by the shareholders shall hold office for the balance of the term then remaining. A director so chosen by the remaining directors shall hold office until the next annual meeting of shareholders, at which time the shareholders shall elect a director to hold office for the balance of the term then remaining. No decrease in the number of directors constituting the Board of Directors shall affect the tenure of office of any director.

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E.           Stock Issuances. The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the shareholders.

ARTICLE SIXTH: The name and mailing address of the incorporator are as follows: Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE in the county of New Castle, 19808.

ARTICLE SEVENTH: The existence of the Corporation shall be perpetual.

ARTICLE EIGHTH: No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate the liability of the director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term “damages” shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Article Eighth is in effect shall be deemed to be doing so in reliance on the provisions of this Article Eighth, and neither the amendment or repeal of this Article Eighth, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article Eighth, shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Article Eighth are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, by-law, agreement, vote of shareholders or disinterested directors, or otherwise.

ARTICLE NINTH: The Corporation shall indemnify to the full extent permitted by the laws of the State of Delaware as from time to time in effect, each person who is or was a director or officer of the corporation in the event that he is or was a party or is threatened to be made a party to, or otherwise requires representation by counsel in connection with, any pending, threatened or completed civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal therein and any inquiry or investigation which could lead to such action, suit or proceeding, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. The right to indemnification conferred by this Article Ninth shall also include the right of such persons to be paid in advance by the corporation for their expenses to the fullest extent permitted by laws of the State of Delaware as from time to time in effect. The right to indemnification conferred on the directors and officers of the corporation by this Article Ninth shall be a contract right in favor of such directors and officers, and shall extend to all actions and omissions taken by the directors and officers of the corporation after the effective date of this Article Ninth.

The Corporation may, by action of its Board of Directors, indemnify each person who is or was an employee or agent of the corporation in the event that he is or was a party or is threatened to be made a party to, otherwise requires representation by counsel in connection with, any pending, threatened or completed civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal therein and any inquiry or investigation which could lead to such action, suit or proceeding, by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity.

The rights and authority conferred in this Article Ninth shall not be exclusive of any other right which any person may have or hereafter acquire under any statue, provision of this Certificate of Incorporation or the By-laws of the corporation, agreement, vote of shareholders or disinterested directors or otherwise.

Neither the amendment or repeal of this Article Ninth, nor the adoption of any provision of this Certificate of Incorporation or the By-laws of the corporation or of any statute inconsistent with this Article Ninth, shall eliminate or reduce the effect of this Article Ninth in respect of any acts or omissions occurring prior to such amendment, repeal or adoption of an inconsistent provision.

The right of indemnification provided for in this Article Ninth shall continue as to persons who have ceased to have the status pursuant to which they were entitled or were denominated as entitled to indemnification hereunder and shall inure to the benefit of the heirs and legal representatives of persons entitled to indemnification hereunder.

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ARTICLE TENTH: A meeting may be postponed to a time no earlier than 48 hours after written notice of such postponement has been given to the directors and, at any such postponed meeting, a quorum shall consist of a majority of the total authorized membership of the Board of Directors. Meetings of the Board of Directors of the Corporation may be called by any member of the Board of Directors at any time, provided that at least forty-eight (48) hours’ written notice of such meeting has been provided to the directors or notice thereof has been waived by each director.

ARTICLE ELEVENTH: Whenever under the provisions of the GCL shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, in accordance with the provisions of the GCL.

ARTICLE TWELVTH: Subject to any additional vote required by the this Certificate of Incorporation or Bylaws, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Incorporation this ____ day of ________, 2014.

/s/ Alex Minicucci		/s/ William Hernandez-Ellsworth
Name:	Alex Minicucci	Name:	William Hernandez-Ellsworth
Title:	Chief Executive Officer	Title:	President

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Appendix C

BY-LAWS

of

THE SPENDSMART PAYMENTS COMPANY

(A Delaware Corporation)

1.            Offices

(a)          Offices. The address of the registered office of The SpendSmart Payments Company (hereinafter called the "Corporation") in the State of Delaware shall be at 2711 Centerville Road, Suite 400, Wilmington, DE in the county of New Castle, 19808. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the "Board of Directors") from time to time shall determine or the business of the Corporation may require.

(b)          Books and Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

2.            Meetings of the Stockholders

(a)          Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

(b)          Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

(c)          Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board, the president or by written demand, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares entitled to cast not less than 10 percent of the votes entitled to be cast at the meeting. The only business which may be conducted at a special meeting shall be the matter or matters set forth in the notice of such meeting.

(d)          Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

(e)          Notice of Meetings. Notice of the place, if any, date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Except as otherwise provided herein or permitted by applicable law, notice to stockholders shall be in writing and delivered personally or mailed to the stockholders at their address appearing on the books of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice of meetings may be given to stockholders by means of electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

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(f)          List of Stockholders. The officer of the Corporation who has charge of the stock ledger shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, on a reasonably accessible electronic network if the information required to gain access to such list was provided with the notice of the meeting or during ordinary business hours, at the principal place of business of the Corporation for a period of at least ten days before the meeting. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

(g)          Quorum. Unless otherwise required by law, the Corporation's Certificate of Incorporation as may be amended from time to time (the "Certificate of Incorporation") or these by-laws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in 2(d), until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

(h)          Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chief Executive Officer, or in his or her absence or inability to act, the President or, in his or her absence or inability to act, the person whom the Chief Executive Officer shall appoint, shall act as chairman of, and preside at, the meeting. The secretary or, in his or her absence or inability to act, the person whom the chairman of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (f) limitations on the time allotted to questions or comments by participants.

(i)          Voting; Proxies. Unless otherwise required by law or the Certificate of Incorporation the election of directors shall be by written ballot and shall be decided by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election. Unless otherwise required by law, the Certificate of Incorporation or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.

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(j)          Inspectors at Meetings of Stockholders. The Board of Directors, in advance of any meeting of stockholders, may, and shall if required by law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting, the existence of a quorum and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board of Directors, the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

(k)          Written Consent of Stockholders Without a Meeting. Any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.11, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

(l)          Fixing the Record Date.

(1)         In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.

(2)         In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be determined as follows: (i) when no prior action by the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery (by hand, or by certified or registered mail, return receipt requested) to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded, and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

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(3)         In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

3.            Board of Directors

(a)          General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these by-laws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

(b)          Number; Term of Office. The Board of Directors shall consist of no less than one (1) and no greater than eleven (11) members. Each director shall hold office until a successor is duly elected and qualified or until the director's earlier death, resignation, disqualification or removal.

(c)          Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, maybe filled solely by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified or the earlier of such director's death, resignation or removal.

(d)          Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later time as is therein specified.

(e)          Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the stockholders entitled to vote in an election of directors may remove any director from office at any time, with or without cause, by the affirmative vote of a majority in voting power thereof.

(f)          Fees and Expenses. Directors shall receive such fees and expenses as the Board of Directors shall from time to time prescribe.

(g)          Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors or its chairman.

(h)          Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the chairman or the Chief Executive Officer on at least 24 hours notice to each director given by one of the means specified in 3(k) hereof other than by mail or on at least three days notice if given by mail. Special meetings shall be called by the chairman or the Chief Executive Officer in like manner and on like notice on the written request of any two or more directors.

(i)          Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.

(j)          Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in 3(k) hereof other than by mail, or at least three days notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

(k)          Notices. Subject to 3(h), 3(j) and 3(l) hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation or these by-laws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director's address as it appears on the records of the Corporation, facsimile, e-mail or by other means of electronic transmission.

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(l)          Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation or these by-laws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

(m)          Organization. At each meeting of the Board of Directors, the chairman or, in his or her absence, another director selected by the Board of Directors shall preside. The secretary shall act as secretary at each meeting of the Board of Directors. If the secretary is absent from any meeting of the Board of Directors, an assistant secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the secretary and all assistant secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

(n)          Quorum of Directors. The presence of a majority of the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

(o)          Action By Majority Vote. Except as otherwise expressly required by these by-laws, the Certificate of Incorporation or by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

(p)          Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee in accordance with applicable law.

(q)          Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article III.

4.            Officers

(a)          Positions and Election. The officers of the Corporation shall be elected annually by the Board of Directors and shall include a chief executive officer, president, a treasurer and a secretary. The Board of Directors, in its discretion, may also elect a chairman (who must be a director), one or more vice chairmen (who must be directors) and one or more vice presidents, assistant treasurers, assistant secretaries and other officers. Any two or more offices may be held by the same person.

(b)          Term. Each officer of the Corporation shall hold office until such officer's successor is elected and qualified or until such officer's earlier death, resignation or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the president or the secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

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(c)          The President. The President shall have general supervision over the business of the Corporation and other duties incident to the office of president, and any other duties as may be from time to time assigned to the president by the Board of Directors and subject to the control of the Board of Directors in each case.

(d)          The Secretary. The secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the president. The secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

(e)          The Treasurer. The treasurer shall have the custody of the corporate funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

(f)          Duties of Officers May be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the president or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

5.            Stock Certificates and Their Transfer

(a)          Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock of each class shall be signed by, or in the name of, the Corporation by the chairman, any vice chairman, the president or any vice president, and by the secretary, any assistant secretary, the treasurer or any assistant treasurer. Any or all such signatures may be facsimiles. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

(b)          Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books of the Corporation only by the holder of record thereof, by such person's attorney lawfully constituted in writing and, in the case of certificated shares, upon the surrender of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. To the extent designated by the president or any vice president or the treasurer of the Corporation, the Corporation may recognize the transfer of fractional uncertificated shares, but shall not otherwise be required to recognize the transfer of fractional shares.

(c)          Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

(d)          Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate, or the owner's legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or uncertificated shares.

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6.            Indemnification

(a)          No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision does not eliminate the liability of the director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit. For purposes of the prior sentence, the term “damages” shall, to the extent permitted by law, include without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Section 6.01 is in effect shall be deemed to be doing so in reliance on the provisions of this Section 6.01, and neither the amendment or repeal of this Section 6.01, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Section 6.01, shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal, or adoption of an inconsistent provision. The provisions of this Section 6.01 are cumulative and shall be in addition to and independent of any and all other limitations on or eliminations of the liabilities of directors of the Corporation, as such, whether such limitations or eliminations arise under or are created by any law, rule, regulation, by-law, agreement, vote of shareholders or disinterested directors, or otherwise.

(b)          The Corporation shall indemnify to the full extent permitted by the laws of the State of Delaware as from time to time in effect, each person who is or was a director or officer of the corporation in the event that he is or was a party or is threatened to be made a party to, or otherwise requires representation by counsel in connection with, any pending, threatened or completed civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal therein and any inquiry or investigation which could lead to such action, suit or proceeding, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity. The right to indemnification conferred by this Section 6.02 shall also include the right of such persons to be paid in advance by the corporation for their expenses to the fullest extent permitted by laws of the State of Delaware as from time to time in effect. The right to indemnification conferred on the directors and officers of the corporation by this Section 6.02 shall be a contract right in favor of such directors and officers, and shall extend to all actions and omissions taken by the directors and officers of the corporation after the effective date of this Section 6.02.

The Corporation may, by action of its Board of Directors, indemnify each person who is or was an employee or agent of the corporation in the event that he is or was a party or is threatened to be made a party to, otherwise requires representation by counsel in connection with, any pending, threatened or completed civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal therein and any inquiry or investigation which could lead to such action, suit or proceeding, by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity.

The rights and authority conferred in this Section 6.02 shall not be exclusive of any other right which any person may have or hereafter acquire under any statue, provision of this Certificate of Incorporation or the By-laws of the corporation, agreement, vote of shareholders or disinterested directors or otherwise.

Neither the amendment or repeal of this Section 6.02, nor the adoption of any provision of this Certificate of Incorporation or the By-laws of the corporation or of any statute inconsistent with this Section 6.02, shall eliminate or reduce the effect of this Section 6.02 in respect of any acts or omissions occurring prior to such amendment, repeal or adoption of an inconsistent provision.

The right of indemnification provided for in this Section 6.02 shall continue as to persons who have ceased to have the status pursuant to which they were entitled or were denominated as entitled to indemnification hereunder and shall inure to the benefit of the heirs and legal representatives of persons entitled to indemnification hereunder.

7.            General Provisions

(a)          Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

(b)          Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors, and having been so determined, is subject to change from time to time as the Board of Directors shall determine.

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(c)          Checks, Notes, Drafts, Etc. All checks, notes, drafts or other orders for the payment of money of the Corporation shall be signed, endorsed or accepted in the name of the Corporation by such officer, officers, person or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

(d)          Dividends. Subject to applicable law and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors. Dividends may be paid in cash, in property or in shares of the Corporation's capital stock, unless otherwise provided by applicable law or the Certificate of Incorporation.

(e)          Conflict With Applicable Law or Certificate of Incorporation. These by-laws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these by-laws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

8.            Amendments

(a)          These by-laws may be amended, altered, changed, adopted and repealed or new by-laws adopted by the Board of Directors. The stockholders may make additional by-laws and may alter and repeal any by-laws whether such by-laws were originally adopted by them or otherwise.

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Appendix D

PLAN OF CONVERSION

THE SPENDSMART PAYMENTS COMPANY, a Colorado corporation,

INTO

THE SPENDSMART PAYMENTS COMPANY, a Delaware corporation

This PLAN OF CONVERSION (this "Plan"), dated as of _________ ___, 2014, is hereby adopted and approved by The SpendSmart Payments Company, a Colorado corporation (“SpendSmart–Colorado”), in order to set forth the terms,  conditions and procedures governing the conversion of SpendSmart-Colorado into a Delaware corporation pursuant to Sections 7-90-201 and 7-90-202 of the Colorado Business Corporations Act (as amended, the “CBCA”) and Section 265 of the Delaware General Corporation Law (as amended, the “DGCL”).

WHEREAS, SpendSmart-Colorado's board of directors has approved the Conversion (as defined below) and recommended the same to SpendSmart-Colorado's shareholders, and such shareholders have approved the Conversion, all in accordance with the CBCA and DGCL.

NOW, THEREFORE, SpendSmart-Colorado does hereby adopt this Plan to effectuate the conversion of SpendSmart-Colorado into a Delaware corporation as follows:

1.        Conversion; Effect of Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA and the DGCL, including, without limitation, Sections 7-90-201 and 7-90-202 of the CBCA and Section 265 of the DGCL, SpendSmart-Colorado shall convert (referred to herein as the “Conversion”) into a Delaware corporation named “The SpendSmart Payments Company” (referred to herein as “SpendSmart-Delaware”) at the Effective Time (as defined below). SpendSmart-Delaware shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of SpendSmart-Delaware shall be deemed to have commenced on the date SpendSmart-Colorado commenced its existence in Colorado. Following the Conversion, SpendSmart-Delaware shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as SpendSmart-Colorado. Upon the Effective Time, all of the rights, privileges and powers of SpendSmart-Colorado, and all property, real, personal and mixed, and all debts due to SpendSmart-Colorado, as well as all other things and causes of action belonging to SpendSmart-Colorado, shall remain vested in SpendSmart-Delaware and shall be the property of SpendSmart-Delaware and the title to any real property vested by deed or otherwise in SpendSmart-Colorado shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of SpendSmart-Colorado shall be preserved unimpaired, and all debts, liabilities and duties of SpendSmart-Colorado shall remain attached to SpendSmart-Delaware and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of SpendSmart-Colorado, as well as the debts, liabilities and duties of SpendSmart-Colorado, shall not be deemed, as a consequence of the Conversion, to have been transferred to, but shall remain vested in, SpendSmart-Delaware for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of SpendSmart-Colorado incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. SpendSmart-Colorado shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of SpendSmart-Colorado and shall constitute a continuation of the existence of SpendSmart-Colorado in the form of a Delaware corporation. SpendSmart-Colorado is the same entity as SpendSmart-Delaware.

2.        Certificate of Conversion; SpendSmart-Delaware Charter Documents; Effective Time.  The Conversion shall be effected by the filing with the Secretary of State of the State of Colorado of a duly executed Statement of Conversion meeting the requirements of Section 7-90-201 of the CBCA (the “Colorado Statement of Conversion”) and the filing with the Secretary of State of the State of Delaware of: (a) a duly executed Certificate of Conversion meeting the requirements of Section 265 of the DGCL (the “Delaware Certificate of Conversion”), and (b) a Certificate of Incorporation of "The SpendSmart Payments Company”, substantially in the form of Exhibit A attached hereto (the "Certificate of Incorporation"). Subject to the foregoing, the Conversion shall be effective upon the filing of (i) the Colorado Conversion with the Secretary of State of Colorado and (ii) the Delaware Certificate of Conversion and the Certificate of Incorporation with the Secretary of State of Delaware (the “Effective Time”).

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3.        Governance and Other Matters Related to SpendSmart-Delaware.

(a)          Bylaws. The Board of Directors of SpendSmart-Delaware intend to adopt Bylaws for SpendSmart-Delaware (the "Bylaws").

(b)          Directors and Officers. The officers and directors of SpendSmart-Delaware immediately after the Effective Time shall be the officers and directors of SpendSmart-Colorado immediately prior to the Effective Time. SpendSmart-Colorado and, after the Effective Time, SpendSmart-Delaware and its Board of Directors, shall take any necessary actions to cause each of such individuals to be appointed as an officer and/or director, if necessary, of SpendSmart-Delaware, or to confirm such appointments.

4.        Effect of the Conversion on the Capital Stock of SpendSmart-Colorado. Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of SpendSmart-Colorado, SpendSmart-Delaware or any capital stock holder thereof, the capital stock of SpendSmart-Colorado, whether common stock or preferred stock (the “Colorado Capital Stock Stock”), shall be converted as follows:

(a)          Conversion of SpendSmart-Colorado Common Stock. Each issued and outstanding share of Colorado Capital Stock shall automatically, without the surrender of stock certificates or any further action on the part of the holder or the payment of any additional consideration, be converted into one (1) validly issued, fully paid and nonassessable share of common stock or preferred stock, as applicable, of SpendSmart-Delaware (the “Delaware Capital Stock”). SpendSmart-Delaware shall not issue fractional shares with respect to the Conversion.  Following the Effective Time, all Colorado Capital Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Colorado Capital Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

(b)          Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Colorado Capital Stock or options, warrants, convertible debentures, preferred stock or other securities of SpendSmart-Colorado shall be deemed for all purposes to evidence ownership of and to represent shares of Delaware Capital Stock, or options, warrants, convertible debentures, preferred stock or other securities of SpendSmart-Delaware, as the case may be, into which the shares of Colorado Capital Stock, or options, warrants, convertible debentures or other securities of SpendSmart-Colorado represented by such certificates have been converted as herein provided and shall be so registered on the books and records of SpendSmart-Delaware or its transfer agent. Each holder of record of a stock certificate of Colorado Common Stock shall surrender such certificate or certificates to SpendSmart-Delaware or its transfer agent and, upon such surrender, receive in exchange therefor a new certificate or certificates evidencing and representing the number of shares of Delaware Capital Stock to which such holder is entitled. Notwithstanding the foregoing, the registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise exchanged, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Capital Stock, or options, warrants, purchase rights or other securities of SpendSmart-Delaware, if any, as the case may be, evidenced by such outstanding certificate, as above provided.

5.        Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, SpendSmart-Delaware shall apply for new tax identification numbers, qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion. As required or appropriate, following the Effective Time, all real, personal or intangible property of SpendSmart-Colorado which was titled or registered in the name of SpendSmart-Colorado shall be re-titled or re-registered, as applicable, in the name of SpendSmart-Delaware by appropriate filings and/or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

6.        Further Assurances. If, at any time after the Effective Time, SpendSmart-Delaware shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in SpendSmart-Delaware its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of SpendSmart-Colorado, or (b) to otherwise carry out the purposes of this Plan, SpendSmart-Delaware and its proper officers and directors (or their designees), are hereby authorized to solicit in the name of SpendSmart-Colorado any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of SpendSmart-Colorado all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of SpendSmart-Colorado, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of SpendSmart-Colorado and otherwise to carry out the purposes of this Plan and the Conversion.

7.        Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of SpendSmart-Colorado and, following the Effective Time, by the Board of Directors of SpendSmart-Delaware, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including,  without limitation, any officers of SpendSmart-Colorado or SpendSmart-Delaware, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties. The Board of Directors of SpendSmart-Colorado or the Board of Directors of SpendSmart-Delaware, as applicable, at any time and from time to time, may terminate, amend or modify this Plan.

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8.        Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

9.        Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

10.      Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws provisions thereof.

IN WITNESS WHEREOF, The SpendSmart Payments Company has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

The SpendSmart Payments Company, a Colorado corporation

By:
Name:
Title:

The SpendSmart Payments Company, a Delaware corporation

By:
Name:
Title:

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